                                                                  EXHIBIT 99.02

                                                                  EXECUTION COPY


--------------------------------------------------------------------------------




                                  $400,000,000



                           FIVE-YEAR CREDIT AGREEMENT

                          Dated as of November 10, 2000



                                      Among

                                XCEL ENERGY INC.,

                 THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF,

                  BANK OF AMERICA, N.A. and CITICORP USA, INC.
                              as Syndication Agents

                                       and

                              THE BANK OF NEW YORK,
                            as Administrative Agent.


           -----------------------------------------------------------



                            BNY CAPITAL MARKETS, INC.
                       Sole Lead Arranger and Book Manager



          BANC OF AMERICA SECURITIES, LLC and SALOMON SMITH BARNEY INC.
                                  Co-Arrangers




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
                                                ARTICLE I

                                             CREDIT FACILITY

Section 1.01  RC Loans................................................................................1

Section 1.02  Bid Rate Loans..........................................................................2

Section 1.03  Letters of Credit.......................................................................3

Section 1.04  Interest................................................................................8

Section 1.05  Repayment...............................................................................9

Section 1.06  Prepayment of Loans....................................................................10

Section 1.07  Limitation on Types of RC Loans........................................................10

Section 1.08  Reduction of Commitments...............................................................10

Section 1.09  Increase in Commitments................................................................11

Section 1.10  Fees...................................................................................11

Section 1.11  Computation of Interest and Fees.......................................................12

Section 1.12  Evidence of Indebtedness...............................................................12

Section 1.13  Mandatory Suspension and Conversion of Eurodollar Rate Loans...........................12

Section 1.14  Increased Costs; Reduced Return........................................................13

Section 1.15  Funding Losses.........................................................................14

Section 1.16  Certain Determinations.................................................................14

Section 1.17  Payments by the Borrower...............................................................15

Section 1.18  Distribution of Payments by the Administrative Agent...................................16

Section 1.19  Taxes..................................................................................16

Section 1.20  Change of Lending Office...............................................................18

Section 1.21  Pro Rata Treatment.....................................................................18

Section 1.22  Sharing of Recoveries..................................................................19

Section 1.23  Bank Obligations Several...............................................................19

Section 1.24  Disbursement to Borrower by Administrative Agent Prior to Receipt of Funds.............19


                                               ARTICLE II

                                CONDITIONS TO LOANS AND LETTERS OF CREDIT

Section 2.01  Conditions to Initial Loans and Letters of Credit......................................20

Section 2.02  Conditions to Each Loan and Letter of Credit...........................................22


                                               ARTICLE III

                                      REPRESENTATIONS AND WARRANTIES

Section 3.01  Organization; Power; Qualification.....................................................23

Section 3.02  Subsidiaries...........................................................................23

Section 3.03  Authorization; Enforceability; Required Consents; Absence of Conflicts.................23

Section 3.04  Taxes..................................................................................24

Section 3.05  Litigation.............................................................................24

Section 3.06  Financial Statements...................................................................24

Section 3.07  No Adverse Change or Event.............................................................25

Section 3.08  Investment Company Act; Public Utility Holding Company Act.............................25

Section 3.09  Compliance with Applicable Law and Contracts...........................................25

Section 3.10  Substance Release and Disposal.........................................................25

Section 3.11  Accuracy of Information................................................................25

Section 3.12  Pari Passu Status......................................................................26

                                                 ARTICLE IV

                                            AFFIRMATIVE COVENANTS

Section 4.01  Preservation of Existence and Properties...............................................26

Section 4.02  Scope of Business......................................................................26

Section 4.03  Compliance with Law; Payment of Taxes and Claims.......................................26

Section 4.04  Preservation of Enforceability.........................................................26

Section 4.05  Insurance..............................................................................26

Section 4.06  Use of Proceeds........................................................................26

Section 4.07  Ownership of Significant Subsidiaries..................................................27

Section 4.08  Delivery of Information................................................................27

Section 4.09  Accounting Matters.....................................................................28

Section 4.10  Visits, Inspections and Discussions....................................................28


                                                ARTICLE V

                                            NEGATIVE COVENANTS

Section 5.01  Benefit Plans..........................................................................29

Section 5.02  Merger or Consolidation................................................................29

Section 5.03  Disposition of Assets..................................................................29

Section 5.04  Transactions with Affiliates...........................................................30

Section 5.05  Liens..................................................................................30

Section 5.06  Leverage Ratio.........................................................................30

Section 5.07  Restrictive Agreements.................................................................30


                                                ARTICLE VI

                                                 DEFAULT

Section 6.01  Events of Default......................................................................30

Section 6.02  Remedies upon Event of Default.........................................................33


                                                ARTICLE VII

                                          THE ADMINISTRATIVE AGENT

Section 7.01  Appointment and Powers.................................................................34

Section 7.02  Limitation on Administrative Agent's Liability.........................................34

Section 7.03  Defaults...............................................................................34

Section 7.04  Rights as a Bank.......................................................................35

Section 7.05  Indemnification........................................................................35

Section 7.06  Non-Reliance on Administrative Agent and Other Banks...................................35

Section 7.07  Resignation of the Administrative Agent................................................36


                                             ARTICLE VIII

                                             MISCELLANEOUS

Section 8.01  Notices and Deliveries.................................................................36

Section 8.02  Expenses; Indemnification..............................................................37

Section 8.03  Amounts Payable Due upon Request for Payment...........................................39

Section 8.04  Rights Cumulative......................................................................39

Section 8.05  Disclosures............................................................................39

Section 8.06  Amendments; Waivers....................................................................39

Section 8.07  Set-Off................................................................................40

Section 8.08  Assignments and Participations.........................................................40

Section 8.09  Governing Law..........................................................................43

Section 8.10  Judicial Proceedings; Waiver of Jury Trial.............................................43

Section 8.11  LIMITATION OF LIABILITY................................................................44

Section 8.12  Severability of Provisions.............................................................44

Section 8.13  Counterparts...........................................................................44

Section 8.14  Survival of Obligations................................................................44

Section 8.15  Entire Agreement.......................................................................44

Section 8.16  Successors and Assigns.................................................................44

Section 8.17  Cash Collateral........................................................................44

Section 8.18  Syndication Agent Obligations..........................................................45


                                                 ARTICLE IX

                                               INTERPRETATION

Section 9.01  Defined Terms..........................................................................45

Section 9.02  Other Interpretive Provisions..........................................................60

Section 9.03  Accounting Matters.....................................................................61

Section 9.04  Representations and Warranties.........................................................61

Section 9.05  Captions...............................................................................61

Section 9.06  Interpretation of Related Documents....................................................61

ANNEX A  Banks, Lending Offices and Notice Addresses

Schedule 1.01           FORM OF NOTICE OF BORROWING
Schedule 1.02(b)        FORM OF REQUEST FOR BID RATE LOANS
Schedule 1.02(c)        FORM OF BID RATE LOAN OFFER
Schedule 1.03           FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
Schedule 1.04           NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.06           NOTICE OF PREPAYMENT
Schedule 1.09           FORM OF COMMITMENT INCREASE SUPPLEMENT
Schedule 1.19(a)(iv)    NON-US BANK CERTIFICATE
Schedule 2.01(a)(i)     CERTIFICATE AS TO RESOLUTIONS, ETC.
Schedule 3.02           SCHEDULE OF SUBSIDIARIES
Schedule 3.03           SCHEDULE OF REQUIRED CONSENTS AND GOVERNMENTAL APPROVALS
Schedule 3.05           SCHEDULE OF MATERIAL LITIGATION
Schedule 3.06           FINANCIAL STATEMENTS
Schedule 3.10           SCHEDULE OF ENVIRONMENTAL MATTERS
Schedule 4.08           CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS
Schedule 5.05           SCHEDULE OF EXISTING LIENS
Schedule 8.08(a)        FORM OF ASSIGNMENT AND ACCEPTANCE

EXHIBIT A               RC NOTE
EXHIBIT B               BID RATE NOTE

                                                                  EXECUTION COPY


                           FIVE-YEAR CREDIT AGREEMENT

                          Dated as of November 10, 2000

         XCEL ENERGY INC., a Minnesota corporation, the BANKS listed on the signature pages hereof, BANK OF AMERICA, N.A. and CITICORP USA, INC., as Syndication Agents, and THE BANK OF NEW YORK, as Issuing Bank and Administrative Agent, agree as follows (with certain terms used herein being defined in Article
10):


                                    ARTICLE I

                                 CREDIT FACILITY

         Section 1.01 RC Loans. (a) Commitment to Lend. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the Termination Date, RC Loans to the Borrower, provided that (i) the sum of (A) the aggregate unpaid principal amount of such Bank's RC Loans and (B) the aggregate amount of such Bank's Letter of Credit Participations shall not at any time exceed such Bank's Commitment at such time and (ii) the sum of (A) the aggregate unpaid principal amount of all Loans and (ii) the aggregate amount of all Letter of Credit Participations shall not exceed at any time the aggregate amount of the Commitments at such time. Subject to Section 1.07 and the other terms and conditions of this Agreement, the RC Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof.

                  (b) Manner of Request. In order to request RC Loans, the Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (New York time) on, in the case of Base Rate Loans, the requested date for the making of such RC Loans, and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day before the requested date for the making of such RC Loans. Each such notice shall be in the form of Schedule 1.01 and shall specify (A) the requested date for the making of the requested RC Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (B) the Type or Types of RC Loans requested and (C) the amount of each such Type of RC Loan, the aggregate of which amounts for all Types of RC Loans requested shall be $2,000,000 or any multiple of $500,000 in excess thereof, or, if less, the aggregate amount of the unused Commitments. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each RC Loan to be made by such Bank on the requested date specified therein.

                  (c) Funding by the Banks. Not later than 2:00 p.m. (New York time) on each requested date for the making of RC Loans, each Bank shall, if it has received the notice contemplated by Section 1.01(b) on or prior to 12:00 noon (New York time) on such date, in the case of Base Rate Loans, or on or prior to its close of business on the third Eurodollar Business Day before such date, in the case of Eurodollar Rate Loans, make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the RC Loans to be made by such Bank on such date.

                  (d) Disbursement to the Borrower. All RC Loans made available to the Administrative Agent in accordance with Section 1.01(c) shall be disbursed by the Administrative Agent not later than 3:00 p.m. (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

         Section 1.02 Bid Rate Loans. (a) Right to Request. The Borrower may request the Banks to make, from time to time during the period from the Agreement Date through the Termination Date, Bid Rate Loans to the Borrower; provided that the sum of (i) the aggregate unpaid principal amount of all Loans and (ii) the aggregate amount of all Letter of Credit Participations shall not exceed at any time the aggregate amount of the Commitments at such time.

                  (b) Manner of Request. In order to request Bid Rate Loans, the Borrower shall give the Administrative Agent a request for Bid Rate Loans no later than 1:00 p.m. (New York time) on the Business Day prior to the Bid Rate Loan Date. Each such request shall be submitted substantially in the form of
Schedule 1.02(b) and shall specify (i) the Bid Rate Loan Date, which shall be a Business Day, (ii) the aggregate principal amount of each Type of requested Bid Rate Loans and (iii) the duration of the Interest Periods (each of which shall end on a Business Day (x) no earlier than 7 days and no later than 180 days after the Bid Rate Loan Date and (y) no later than the Termination Date) for each Type of requested Bid Rate Loans. Upon receipt of a timely request for Bid Rate Loans on a Business Day, the Administrative Agent shall notify each Bank of the contents thereof no later than 2:30 p.m. (New York time) on such Business Day.

                  (c) Submission of Offers by the Banks. Each Bank may, in its sole and absolute discretion, submit one or more offers to make each Type of requested Bid Rate Loan in response to a request for Bid Rate Loans. Offers shall be irrevocable (but Loans to be made pursuant thereto shall be subject to Article 2), except with the written consent of the Administrative Agent given on the written instructions of the Borrower, and may not be modified except to correct a manifest error. Offers shall (i) be submitted substantially in the form of Schedule 1.02(c), (ii) identify the Bank making such offer, (iii) identify the request for Bid Rate Loans to which such offer relates, (iv) specify the Types of Bid Rate Loans such Bank is making an offer for, (v) for each such Type of Bid Rate Loans, specify (A) the principal amount, or the maximum and minimum principal amounts, of the Bid Rate Loan such Bank is willing make (which amounts, singly or in the aggregate, may exceed such Bank's Commitment at such time) and (B) the rate of interest per annum on the Bid Rate Loan that such Bank is willing to accept, and (vi) be submitted by telecopier to the Administrative Agent no later than 11:00 a.m. (New York time) on the Bid Rate Loan Date, except that offers for requested Bid Rate Loans submitted by a Bank that is the Administrative Agent or any Affiliate thereof shall be submitted not later than one half hour prior to the deadline applicable to the other Banks. No offer submitted by a Bank may contain qualifying, conditional or similar language or contain proposed terms other than those specified in this paragraph (c). No later than 11:30 a.m. (New York time) on the Bid Rate Loan Date, the Administrative Agent shall notify the Borrower of the contents of all offers received by the Administrative Agent at or prior to 11:00 a.m. (New York time) on such day from the Banks.

                  (d) Acceptance/Rejection of Offers. Not later than 12:00 noon (New York time) on the Bid Rate Loan Date, the Borrower shall notify the Administrative Agent (which notice shall be irrevocable except, with respect to notices that have not yet been relied upon by any Bank, in the case of manifest error) of the offers, if any, received from the Administrative Agent that the Borrower is accepting. Each offer that the Borrower has not notified the Administrative Agent by such time that it is accepting shall be deemed to have been rejected. The Borrower may, in its sole discretion, accept or reject any offer in whole or in part; provided that (i) the aggregate principal amount of offers accepted may not (after giving effect to the making of the Bid Loans to which such offers relate) cause the sum of (A) the aggregate unpaid principal amount of all Loans and (B) the aggregate amount of all Letter of Credit Participations to exceed the aggregate amount of the Commitments at such time,
(ii) the aggregate principal amount of offers accepted with respect to each requested Type of Bid Rate Loan may not exceed the principal amount specified for such Type in the request therefor, (iii) the aggregate principal amount of any offer by any Bank accepted with respect to a requested Type of Bid Rate Loan may not exceed the maximum, nor be less than the minimum, aggregate principal amount thereof specified in such Bank's offer with respect to such Type of Bid Rate Loan and (iv) subject to clauses (ii) and (iii) above, offers may be accepted only on the basis of ascending rates of interest. If offers with identical rates of interest are made by two or more Banks with respect to the same Type of requested Bid Rate Loans for a greater aggregate principal amount than the amount accepted by the Borrower, the principal amount accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (but in such multiples as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers. Such determination by the Administrative Agent shall be conclusive in the absence of manifest error. Upon receipt of any notice from the Borrower accepting any offer or offers, the Administrative Agent shall promptly notify each of the Banks that submitted offers in response to the applicable request whether its offers were accepted or rejected and, if any of such Bank's offers were accepted, shall identify such offers and the respective amounts thereof accepted.

                  (e) Funding by the Banks. Not later than 3:00 p.m. (New York time) on the Bid Rate Loan Date, each Bank shall make the amount of the Bid Rate Loan or Bid Rate Loans to be made by such Bank available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office.

                  (f) Disbursement to the Borrower. Bid Rate Loans shall be disbursed by the Administrative Agent not later than 3:30 p.m. (New York time) on the date specified therefor and shall be applied in the following order: first, to repay Bid Rate Loans maturing or matured as of such date that have not otherwise been repaid or for which provision for repayment has not been made; and second, by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified to and as shall be reasonably acceptable to the Administrative Agent, in each case in Dollars in funds immediately available to the Borrower or the appropriate Bank, as the case may be.

         Section 1.03 Letters of Credit. (a) Commitment to Issue. Upon the terms and subject to the conditions of this Agreement, the Issuing Bank agrees to issue, from time to time during the period from the Agreement Date through the Termination Date, one or more Letters of Credit for the account of the Borrower, provided that (i) for each Bank, the sum of (A) the aggregate unpaid principal amount of such Bank's RC Loans and (B) the aggregate amount of such Bank's Letter of Credit Participations shall not at any time exceed such Bank's Commitment at such time, (ii) the sum of (A) the aggregate unpaid principal amount of all Loans and (B) the aggregate amount of all Letter of Credit Participations shall not exceed at any time the aggregate amount of the Commitments at such time and (iii) the sum of the aggregate amount of all Letter of Credit Participations and 364-Day Letter of Credit Participations shall not exceed at any time the LC Sublimit at such time.

                  (b) Terms of Letters of Credit. Each Letter of Credit shall
(i) be in a form and shall contain such terms as shall be reasonably satisfactory to the Issuing Bank, (ii) be denominated only in Dollars and shall expire on or before the date that is one year after the date of issuance thereof (provided, that any Letter of Credit may include terms that provide for the automatic renewal thereof for successive one-year periods so long as such terms include a provision whereby the Issuing Bank shall be entitled to elect that any such renewal shall not occur if the conditions set forth in Section 2.02(b) and
(c) could not be fulfilled at such time, and the Issuing Bank shall give notice of such election to the beneficiary thereof) and in any event not later than the tenth Business Day preceding the Termination Date. Any extension of the expiry date, or automatic renewal, of a Letter of Credit to a date beyond the then existing expiry date thereof shall constitute an "issuance" of such Letter of Credit for all purposes hereof on, in the case of any such extension, the date on which such extension shall have been granted and, in the case of any such automatic renewal, on the tenth Business Day preceding the last day on which the Issuing Bank is entitled to give notice of its election that any such renewal shall not occur.

                  (c) Manner of Request. In order to request a Letter of Credit, the Borrower shall furnish to the Administrative Agent and the Issuing Bank, at least five Business Days before the requested date of such issuance (which shall be a Business Day), (i) notice thereof in the form of Schedule 1.03 and (ii) a duly completed and executed copy of the Issuing Bank's then customary form of letter of credit application. In the event of a conflict between the terms of this Agreement and any such letter of credit application, the terms of this Agreement shall control.

                  (d) Bank Participations. Upon the date of issuance of a Letter of Credit, the Issuing Bank shall be deemed to have granted to each Participating Bank (other than the Issuing Bank), and each Participating Bank (other than the Issuing Bank) shall be deemed to have acquired from the Issuing Bank, without further action by any party hereto, a participation in such Letter of Credit and any Drawings that may at any time be made thereunder, to the extent of such Bank's Participating Bank Percentage thereof.

                  (e) Existing Letter of Credit. The Existing Letter of Credit shall be deemed to be a Letter of Credit hereunder and, on the Agreement Date, the Issuing Bank shall be deemed to have granted to each Participating Bank (other than the Issuing Bank), and each Participating Bank (other than the Issuing Bank) shall be deemed to have acquired from the Issuing Bank, without further action by any party hereto, a participation in the Existing Letter of Credit and any Drawings that may at any time be made thereunder, to the extent of such Bank's Participating Bank Percentage thereof.

                  (f) Notice of Drawings. The Issuing Bank shall, within one Business Day of receiving a Drawing request with respect to a Letter of Credit, notify the Borrower of its receipt thereof, stating the date and amount of the Drawing requested thereby and the date and amount of each Drawing disbursed pursuant to such request; provided that the failure of the Issuing Bank to give, or delay in giving, any such notice shall not release or diminish the obligations hereunder of the Borrower in respect of such Drawing.

                  (g) Reimbursement of Drawings. The Borrower shall, on the Business Day following the day it receives notice of each Drawing, if such notice is received at or prior to 3:00 p.m. (New York time) on such day, and on the second Business Day following the day it receives such notice, if such notice is received after 3:00 p.m. (New York time) on such day, reimburse such Drawing by paying to the Issuing Bank in immediately available funds the amount of the payment made by the Issuing Bank with respect to such Drawing, together with, if such Drawing is not reimbursed on the date made, interest thereon, from (and including) the date of drawing to (but excluding) the date reimbursement is due (or, if earlier, the date reimbursement is made), at a rate per annum equal to the Base Rate as in effect from time to time.

                  (h) Funding of Participations. In the event that the Borrower shall fail to make any such payment when due and for so long as such failure shall be continuing, the Issuing Bank may give notice of such failure to the Administrative Agent and each Participating Bank, which notice shall include, in the case of a Participating Bank, the amount of such Participating Bank's Participating Bank Percentage of such Drawing. Each Participating Bank (other than the Issuing Bank) shall, in the event that it receives such notice from the Issuing Bank at or before 12:00 noon (New York time) on any Business Day, fund its participation in any unreimbursed Drawing by remitting to the Administrative Agent, no later than 2:00 p.m. (New York time) on such day, in immediately available funds, its Participating Bank Percentage of such Drawing, together with, if such funds are not remitted on the date of drawing, interest thereon, from (and including) the date of drawing to (but excluding) the date such funds are to be remitted to the Administrative Agent (or, if earlier, the date such funds are in fact so remitted), at a rate per annum equal to the Federal Funds Rate as in effect from time to time. The Administrative Agent shall, in the event it receives such funds from such Participating Bank at or before 2:00 p.m. (New York time) on any day, no later than 4:00 p.m. (New York time) on such day, make available the amount thereof to the Issuing Bank, in immediately available funds. Any amount payable by any Participating Bank to the Administrative Agent for the account of the Issuing Bank under this Section 1.03(h), and any amount payable by the Administrative Agent to the Issuing Bank under this Section 1.03(h), that is not paid when due shall bear interest, for each day from the date due (and including such day if paid after 2:00 p.m. (New York time) on such day, in the case of any such payment by a Participating Bank to the Administrative Agent, or 4:00 p.m. (New York time) on such day, in the case of any such payment by the Administrative Agent to the Issuing Bank) in accordance with this Section 1.03(h) until the date it is received by the Issuing Bank, at a rate equal to the Federal Funds Rate until (and including) the third Business Day after the date due and thereafter at the Base Rate plus 2%.

                  (i) Participating Banks' Entitlement to Payments. Upon payment of the principal of or interest on a Drawing (whether by payment by the Borrower, by exercise of any right of set-off, counterclaim or banker's lien, or otherwise), (i) if a Participating Bank has not been required to fund its participation in such Drawing in accordance with Section 1.03(h), (A) such Participating Bank shall be entitled to its Participating Bank Percentage of any such payment of interest on such Drawing to the extent such payment (together with any prior payments of interest on such Drawing) exceeds interest calculated on the amount of such Drawing at a rate per annum equal to the Federal Funds Rate as in effect from time to time for period from (and including) the date of drawing to (but excluding) the date such payment is made, but (B) such Participating Bank shall not be entitled to any portion of any payment of principal of such Drawing; and (ii) if the Participating Bank has been required to fund its participation of such Drawing in accordance with
Section 1.03(h), such Participating Bank shall be entitled to its Participating Bank Percentage of any such payment of principal or interest.

                  (j) Obligations Absolute. The obligation of the Borrower to reimburse the Issuing Bank, the Administrative Agent and each Participating Bank for payments made with respect to any Letter of Credit, and the obligation of each Participating Bank to acquire Letter of Credit Participations and to make payments to the Issuing Bank with respect to Letters of Credit, shall be absolute, unconditional and irrevocable under any and all circumstances without reduction for any set-off or counterclaim of any nature whatsoever, may not be terminated, suspended or delayed for any reason whatsoever, shall not be subject to any qualification or exception, and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                        (i) any lack of validity or enforceability of this Agreement, any of the other Loan Documents or any other agreement;

                       (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Affiliates or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any Participating Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or therein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Affiliates and the beneficiary for which any such Letter of Credit was procured);

                      (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                      (iv) payment by the Issuing Bank under any Letter of Credit against presentation of demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                      (v) the fact that a Default or Event of Default shall have occurred and be continuing; or

                      (vi) any other circumstance or happening whatsoever.

                  (k) Limitation of Liability. (i) The Borrower agrees that none of the Participating Banks, the Issuing Bank, the Administrative Agent or their respective officers or directors shall be liable or responsible for, and the obligations of the Borrower to the Participating Banks, the Issuing Bank and the Administrative Agent hereunder shall not in any manner be affected by, (A) the use that may be made of any Letter of Credit or the proceeds thereof by the beneficiary thereof or any other Person or any acts or omissions of such beneficiary or any other Person; (B) the validity or genuineness of documents presented in connection with any Drawing, or of any endorsements thereon, even if such documents should, in fact, prove to be in any or all respects, invalid, fraudulent or forged; or (C) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit or any other action taken or omitted to be taken by any Person under or in connection with any Letter of Credit; provided that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower for, any damages suffered by the Borrower that are caused by (1) the Issuing Bank's willful misconduct or gross negligence (as determined by a court of competent jurisdiction) in determining whether documents presented under any Letter of Credit issued by the Issuing Bank complied with the terms of such Letter of Credit or (2) the Issuing Bank's willful failure or gross negligence in failing (as determined by a court of competent jurisdiction) to pay under such Letter of Credit after the presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit.

                  (ii) Without limiting the generality of the foregoing, the Issuing Bank shall not be responsible for:

                  (A) the validity, accuracy, genuineness or legal effect of any document submitted by any party in connection with the issuance of Letters of Credit,

                  (B) the validity of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part,

                  (C) errors, omissions, interruptions or delays in transmissions or delivery of any messages, by mail, cable, telecopy, telex or otherwise,

                  (D) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit, or

                  (E) any consequence arising from causes beyond the control of the Issuing Bank, including, without limitation, any governmental acts.

                  (l) Indemnification and Reimbursement of Costs, Expenses and Claims. (i) In addition to any other amounts payable under this Agreement, the Borrower agrees to protect, indemnify, pay and hold the Issuing Bank harmless from and against any and all claims, costs, charges and expenses (including reasonable attorneys' fees) which the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of the issuance, amendment or administration of, or payment of any Drawing under, any Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Issuing Bank as determined by a court of competent jurisdiction.

                  (ii) Each Participating Bank shall, upon the demand of the Issuing Bank, reimburse the Issuing Bank, to the extent the Issuing Bank has not been reimbursed by the

Borrower after demand therefor, for the reasonable costs and expenses (including reasonable legal fees) incurred by it (other than as a result of its willful misconduct or gross negligence) in connection with the collection of amounts due under, the administration of, and the preservation and enforcement of any rights conferred by, the Letters of Credit or the performance of the Issuing Bank's obligations under this Agreement in respect thereof (other than its obligation to make Loans in its capacity as a Bank), to the extent of such Participating Bank's Participating Bank Percentage (as of the time such costs and expenses are incurred) of the amount of such costs and expenses. The Issuing Bank shall refund any costs and expenses reimbursed by such Participating Bank that are subsequently recovered from the Borrower in an amount equal to such Participating Bank's Participating Bank Percentage thereof.

                  (m) Assignment by Nonparticipating Banks. If any Bank Nonparticipation occurs with respect to any Bank, (i) the Administrative Agent agrees, if requested by the Borrower, to attempt to locate a bank or other financial institution that desires to accept the assignment of the Loans, Letter of Credit Participations, Commitments and other rights and obligations hereunder of such Bank and (ii) if such bank or other financial institution is located, such Bank agrees to assign its interest in its Loans, Letter of Credit Participations, Commitments and other rights and obligations hereunder to such bank or other financial institution in accordance with, and subject to the conditions set forth in, Section 8.08(a).

         Section 1.04 Interest. (a) Rates. (i) Except during an Event of Default, (A) each RC Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (1) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time and (2) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin and (B) each Bid Rate Loan shall bear interest on the outstanding principal amount thereof at the rate determined in accordance with Section 1.02(b). During an Event of Default, each Loan shall bear interest on the outstanding principal amount thereof until due at the rate otherwise applicable under the preceding sentence plus 2%.

                  (ii) If any amount payable under the Loan Documents (other than principal of a Loan) is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest at a rate per annum equal to the applicable Overdue Rate.

                  (b) Payment. Interest shall be payable, in the case of (i) RC Loans that are Base Rate Loans, on each Interest Payment Date, (ii) RC Loans that are Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (iii) Bid Rate Loans, on the last day of the applicable Interest Period (and, if an Interest Period is longer than 90 days, at intervals of 90 days after the first day of such Interest Period) and (iv) any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Overdue Rate shall be payable on demand.

                  (c) Conversion and Continuation of RC Loans. (i) All or any part of the principal amount of RC Loans of any Type may, on any Business Day, be converted into any other Type or Types of RC Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of an applicable Interest Period and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

                   (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into RC Loans of another Type. Eurodollar Rate Loans of any Type shall continue as RC Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.04(c)(iv) requesting either that such Loans continue as RC Loans of such Type for another Interest Period or that such Loans be converted into RC Loans of another Type at the end of such Interest Period.

                   (iii) Notwithstanding anything to the contrary contained in
Section 1.04(c)(i) or (ii), during a Default, the Administrative Agent may notify the Borrower that RC Loans may only be converted into or continued as RC Loans of certain specified Types and, thereafter, until no Default shall continue to exist, RC Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

                   (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of RC Loans or continuation of Eurodollar Rate Loans no later than 11:00 a.m. (New York time) on the third Business Day before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.04 and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the RC Loans to be converted or continued and (C) the amount and Type or Types of RC Loans into which such RC Loans are to be converted or as which such RC Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each RC Loan to be converted or continued by such Bank and (z) the amount and Type or Types of RC Loans into which such RC Loans are to be converted or as which such RC Loans are to be continued.

                   (v) RC Loans may not be converted into Bid Rate Loans, and Bid Rate Loans may not be converted, except as required under Article VIII, or continued.

                  (d) Maximum Interest Rate. Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

         Section 1.05 Repayment. (a) RC Loans. Each RC Loan shall mature and become due and payable, and shall be repaid by the Borrower, in full on the Termination Date.

                  (b) Bid Rate Loans. Each Bid Rate Loan shall mature and become due and payable, and shall be repaid by the Borrower in full, on the last day of the applicable Interest Period specified in accordance with Section 1.02(b).

                  (c) Drawings. The Borrower shall reimburse the Issuing Bank for each Drawing under a Letter of Credit on the date determined with respect to such Drawing in the manner set forth in Section 1.03(g).

         Section 1.06 Prepayment of Loans. (a) RC Loans. The Borrower may, at any time and from time to time, prepay the RC Loans in whole or in part, without premium or penalty (but subject to Section 1.15), except that any partial prepayment shall be in an aggregate principal amount of $2,000,000 or any multiple of $500,000 in excess thereof. The Borrower shall give the Administrative Agent notice of each prepayment no later than 11:00 a.m. (New York time) on, in the case of a prepayment of Base Rate Loans, the day of such prepayment (which shall be a Business Day) and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day before the date of such prepayment (which shall be a Eurodollar Business Day). Each such notice of prepayment shall be in the form of Schedule 1.06 and shall specify (i) the date such prepayment is to be made and (ii) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the RC Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each RC Loan of such Bank to be prepaid. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in
Section 1.04(b).

                  (b) Bid Rate Loans. Bid Rate Loans may not be optionally prepaid in whole or in part.

         Section 1.07 Limitation on Types of RC Loans. Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue RC Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $1,000,000, (b) there shall not be, at any one time, more than six Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of Eurodollar Rate Loans will have to be made prior to the last day of an applicable Interest Period in order to repay the RC Loans on the date specified in Section 1.05.

         Section 1.08 Reduction of Commitments. The Borrower may reduce the Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. (New York time) on the third Business Day before the requested date of such reduction, except that, (a) no partial reduction of the Commitments shall be in an aggregate amount other than $10,000,000 or any multiple of $1,000,000 in excess thereof and (b) no reduction may reduce the Commitments to an amount less than the sum of the aggregate principal amount of Loans outstanding and the amount of all Letter of Credit Participations outstanding at such time. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced.

         Section 1.09 Increase in Commitments. At any time following the Agreement Date and prior to the Termination Date the aggregate amount of the Commitments may, at the option of the Borrower, be increased by an amount not in excess of $200,000,000, either by new Banks establishing such additional Commitments or by one or more then-existing Banks increasing their Commitments (each such increase by either means, a "Commitment Increase," and each such new Bank or Bank increasing its Commitment, an "Additional Commitment Bank"); provided that (a) each Additional Commitment Bank shall be reasonably acceptable to the Administrative Agent and the Issuing Bank, (b) no Default shall exist immediately prior to or after the effective date of such Commitment Increase,
(c) each such Commitment Increase shall be in an amount not less than $10,000,000 and multiples of $5,000,000 in excess thereof, (d) no such Commitment Increase shall become effective unless and until the Borrower, the Administrative Agent, the Issuing Bank and the Additional Commitment Banks shall have executed and delivered an agreement substantially in the form of Schedule
1.09 (a "Commitment Increase Supplement"), and (d) the increase in the Total Commitments shall not exceed $200,000,000. On the effective date of such Commitment Increase, each Additional Commitment Bank shall purchase, for assignment, from each other existing Bank the portion of such other Bank's RC Loans and Letter of Credit Participations outstanding at such time such that, after giving effect to such assignments, the respective aggregate amount of RC Loans and Letter of Credit Participations of each Bank shall be equal to such Bank's pro rata share (based on the total Commitments, as increased pursuant hereto) of the aggregate RC Loans and Letter of Credit Participations outstanding. The purchase price for the RC Loans and Letter of Credit Participations so assigned shall be the principal amount of the RC Loans and unreimbursed Drawings so assigned plus the amount of accrued and unpaid interest thereon on the date of assignment. Upon payment of such purchase price, each other Bank shall be automatically deemed to have sold and made such an assignment to such Additional Commitment Bank and shall, to the extent of the interest assigned, be released from its obligations under this Agreement, and such Additional Commitment Bank shall be automatically deemed to have purchased and assumed such an assignment from each other Bank and, if not already a Bank hereunder, shall be a party hereto and, to the extent of the interest assigned, have the rights and obligations of a Bank under this Agreement.

         Section 1.10 Fees. (a) Facility Fees. The Borrower shall pay to the Administrative Agent for the account of each Bank a facility fee, for each day from the Agreement Date through the Repayment Date, on the daily amount of the greater of (i) such Bank's Commitment on such day and (ii) the sum of (A) an aggregate unpaid principal amount of such Bank's RC Loans on such day and (B) the aggregate amount of such Bank's Letter of Credit Participations on such day, at a rate per annum equal to the Applicable Facility Fee Rate for such day. The facility fee shall be payable on successive Interest Payment Dates, on the date of the termination or any reduction of the Commitments (to the extent accrued and unpaid on the amount of the reduction) and, at any time after the termination of the Commitments, on demand.

                  (b) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Bank a letter of credit fee on the daily aggregate amount of such Bank's Participating Bank Percentage of the Contingent Reimbursement Obligations under all Letters of Credit with respect to which such Bank is a Participating Bank, at a rate per annum equal to the Applicable Eurodollar Rate Margin from time to time in effect. Such fees shall be payable in arrears on successive Interest Payment Dates and on the date of expiration or termination of each

Letter of Credit (to the extent accrued and unpaid with respect to the Contingent Reimbursement Obligations under such Letter of Credit).

                  (c) Fees Non-Refundable. None of the fees payable under this
Section 1.10 shall be refundable in whole or in part.

         Section 1.11 Computation of Interest and Fees. Interest calculated on the basis of the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest calculated on any basis other than the Prime Rate and all fees payable pursuant to this Agreement shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

         Section 1.12 Evidence of Indebtedness. Each Bank's Loans and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and, in the case of RC Loans, a single RC Note payable to the order of such Bank and, in the case of Bid Rate Loans, a single Bid Rate Note payable to the order of such Bank. Each Bank's Letter of Credit Participations shall be evidenced by this Agreement, the records of such Bank and the Letters of Credit. The records of each Bank shall be prima facie evidence of such Bank's Loans and Letter of Credit Participations and, in each case, of accrued interest thereon and of all payments made in respect thereof.

         Section 1.13 Mandatory Suspension and Conversion of Eurodollar Rate Loans. A Bank's obligations to make, continue or convert into Eurodollar Rate Loans of any Type shall be suspended, all such Bank's outstanding RC Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (iii) below, on the last day such Bank may lawfully continue to maintain RC Loans of that Type or, in the case of clause (iv) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into RC Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

                        (i) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

                       (ii) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of that Type, the Required Banks determine that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Banks of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

                      (iii) at any time such Bank determines that any Regulatory Change Enacted after the Agreement Date makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into any Eurodollar Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

                       (iv) such Bank determines that, by reason of any Regulatory Change Enacted after the Agreement Date, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (A) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of that Type is directly or indirectly determined or (B) the category of assets that includes Eurodollar Rate Loans of that Type.

If, as a result of this Section 1.13, any RC Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding RC Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such RC Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such RC Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) (i) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause (a) (ii), (iii) or (iv) above applicable to such Bank's RC Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect any Bank's rights hereunder.

         Section 1.14 Increased Costs; Reduced Return. If in the determination of any Bank or, in the case of any Letter of Credit or Drawing, the Issuing Bank, (a) any Regulatory Change Enacted after the Agreement Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by (A) such Bank with respect to any Loan or Letter of Credit Participation or the return to be earned by such Bank on any Loan or Letter of Credit Participation, or (B) the Issuing Bank with respect to any Letter of Credit or Drawing, (ii) impose a cost on (A) such Bank or any Affiliate of such Bank that is attributable to the making, funding or maintaining of, or such Bank's commitment to make or acquire, any Loan or Letter of Credit Participation, or (B) the Issuing Bank or any of its Affiliates that is attributable to the issuance or maintaining of, or the commitment to issue, any Letter of Credit or the making or maintaining of any Drawing, (iii) require (A) such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document in respect of its Loans or its obligations to make Loans or (B) the Issuing Bank or any of its Affiliates to make any payment on or calculated by reference to the gross amount of any amount received by the Issuing Bank or any of its Affiliates in respect of any Letter of Credit or its commitment to issue any Letter of Credit or Drawing or (iv) reduce, or have the effect of reducing, the rate of return on any capital of (A) such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or Letter of Credit Participation or such Bank's commitment to make or acquire any Loan or Letter of Credit Participation or (B) the Issuing Bank or any of its Affiliates that the Issuing Bank or such Affiliate is required to maintain on account of any Letter of Credit or Drawing or the Issuing Bank's commitment to issue any Letter of Credit and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall, upon request, pay to such Bank or the Issuing Bank, as the case may be, such additional amounts as such Bank or the Issuing Bank, as the case may be, determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment; provided that (x) neither any Bank nor the Issuing Bank may request compensation for any such reduction, increased cost or payment unless such Bank or the Issuing Bank, as the case may be, is generally requesting compensation for comparable reductions, increased costs or payments from similarly situated customers from which it is entitled to request compensation therefor and (y) the Borrower shall not be required to pay compensation to any Bank or the Issuing Bank pursuant to this
Section 1.14 for any period prior to the date that is 180 days before request for compensation is made by such Bank or the Issuing Bank, as the case may be (except, in the event of a retroactive Regulatory Change, for the period that such Regulatory Change is made retroactively effective). Additional amounts payable by the Borrower under this Section 1.14 shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank or the Issuing Bank, as the case may be, for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank or the Issuing Bank, as the case may be. Any request by a Bank or the Issuing Bank for the payment of additional amounts under this Section 1.14 as a result of an increased cost, reduced return or payment shall be accompanied by a certificate setting forth in reasonable detail the basis for the determination that such additional amounts are necessary to compensate such Bank or the Issuing Bank, as the case may be, for such increased cost, reduced return or payment.

         Section 1.15 Funding Losses. The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any reasonable loss, cost or expense incurred by it as a result of (a) any assignment pursuant to Section 1.09 of a Eurodollar Rate Loan other than on the last day of an Interest Period for such Eurodollar Rate Loan,
(b) any payment, prepayment or conversion of a Eurodollar Rate Loan or payment or prepayment of a Bid Rate Loan on a date other than the last day of an Interest Period for such Eurodollar Rate Loan or Bid Rate Loan or (c) a Eurodollar Rate Loan or a Bid Rate Loan for any reason not being made or, in the case of a Eurodollar Rate Loans converted (other than as a result of the failure of such Bank to make such Loan available to the Borrower upon the fulfillment of the conditions specified in Article II without any determination by the Administrative Agent or such Bank under Section 1.13), or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (i) the interest that would have been received from the Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion. Any request for compensation under this Section 1.15 shall be accompanied by a certificate setting forth in reasonable detail the loss, cost or expense for which compensation is claimed (including calculations setting forth in reasonable detail the computation of such loss, cost or expense).

         Section 1.16 Certain Determinations. In making the determinations contemplated by Sections 1.13, 1.14 and 1.15, each Bank and the Issuing Bank may make such estimates, assumptions, allocations and the like that such Person in good faith determines to be appropriate, and such Person's selection thereof in accordance with this
Section 1.16, and the determinations made by such Person on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission.

         Section 1.17 Payments by the Borrower. (a) Time, Place and Manner. All amounts payable for the account of the Administrative Agent or the Issuing Bank under the Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or at such other address as the Administrative Agent or the Issuing Bank, respectively, may designate by notice to the Borrower. All amounts payable for the account of any Bank under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All amounts payable for the account of any Bank under the Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. An amount shall not be deemed to have been paid by or on behalf of the Borrower on any day unless such amount has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 3:00 p.m. (New York time) on such day.

                  (b) No Reductions. All payments due to the Administrative Agent, the Issuing Bank or any Bank under the Loan Documents shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except, subject to Section 1.19, for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

                  (c) Authorization to Charge Accounts. The Borrower hereby authorizes the Administrative Agent, the Issuing Bank and each Bank, if and to the extent any amount payable by the Borrower under the Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent, the Issuing Bank or a Bank) is not otherwise paid when due, to charge such amount against any or all of the accounts of the Borrower with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency. Any Bank charging an amount against an account of the Borrower shall provide notice thereof to the Borrower, within a reasonable time thereafter, which notice shall include a description in reasonable detail of such action.

                  (d) Extension of Payment Dates. Whenever any payment to the Administrative Agent, the Issuing Bank or any Bank under the Loan Documents would otherwise be due on a day that is not a Business Day, such payment shall instead be due on the next succeeding Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

         Section 1.18 Distribution of Payments by the Administrative Agent. (a) The Administrative Agent shall promptly distribute to the Issuing Bank and each Bank its share of each payment received by the Administrative Agent under the Loan Documents for the account of the Issuing Bank and the Banks; provided that, if at the time of distribution, any Bank is in default of a payment obligation to the Issuing Bank hereunder, the Administrative Agent may remit to the Issuing Bank so much of any amount otherwise distributable to such Bank as shall be necessary to cure such default. Distributions by the Administrative Agent to the Issuing Bank or a Bank shall be made by credit to an account of the Issuing Bank or such Bank at the Administrative Agent's Office or by wire transfer to an account of the Issuing Bank or such Bank at an office of any other commercial bank located in the United States.

                  (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Issuing Bank or the Banks under the Loan Documents that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to the Issuing Bank and each Bank on such due date a corresponding amount with respect to the amount then due the Issuing Bank and such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to the Issuing Bank or any Bank a corresponding amount, the Issuing Bank or such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to the Issuing Bank or such Bank until the date the Issuing Bank or such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate plus 2%.

         Section 1.19 Taxes. (a) (i) Taxes Payable by the Borrower. If under Applicable Law any Tax (other than Bank Taxes) is required to be withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment to the Administrative Agent, the Issuing Bank or any Bank under the Loan Documents, the Borrower (A) shall (1), if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (2) indemnify the Administrative Agent, the Issuing Bank and such Bank in accordance with the provisions of Section 8.02(d) against its failure so to do and (B) shall, subject to Section 1.19(a)(iii), pay to the Administrative Agent, the Issuing Bank or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Administrative Agent, the Issuing Bank or such Bank with respect to such payment, after withholding or deducting all such Taxes required to be withheld or deducted by the Borrower, is equal to the full amount payable under the Loan Documents. If any such Tax is withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment payable to the Administrative Agent, the Issuing Bank or any Bank under the Loan Documents, the Borrower shall, as soon as possible after the date of such payment, furnish to the Administrative Agent, the Issuing Bank or such Bank, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority.

                  (ii) Taxes Payable by the Administrative Agent, the Issuing Bank or any Bank. The Borrower shall, promptly upon request by the Administrative Agent, the Issuing Bank or any Bank for the payment thereof, but subject to Section 1.19(a)(iii), pay to the Administrative Agent, the Issuing Bank or such Bank, as the case may be, all Taxes (other than Bank Taxes) payable by the Administrative Agent, the Issuing Bank or such Bank, as the case may be, with respect to any payment due to the Administrative Agent, the Issuing Bank or such Bank under the Loan Documents.

                  (iii) Limitations. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of withholding of United States Federal income taxes pursuant to this Section 1.19 to any Bank except (A) in the case of a Person that is a Bank on the Agreement Date, to the extent such Taxes are required to be withheld as a result of a Regulatory Change Enacted after the Agreement Date and (B) in the case of a Person that becomes a Bank after the Agreement Date, to the extent
(1) such Taxes are required to be withheld as a result of a Regulatory Change Enacted after the date such Person becomes a Bank or (2) such additional amount would have been payable had such Person not become a Bank; provided, however, that the Borrower shall not be required to pay any additional amount in respect of withholding of United States Federal income taxes pursuant to this Section
1.19 to the extent such withholding is required because such Bank has failed to submit any form or certificate that it is entitled to so submit under Applicable Law.

                  (iv) Exemption from US Withholding Taxes. There shall be submitted to the Borrower and the Administrative Agent, (A) on or before the first date that interest or fees are payable to the Issuing Bank or such Bank under the Loan Documents, (1) if at the time the same are applicable, (aa) by each Bank that is not a United States Person and the Issuing Bank, if it is not a United States Person, two duly completed and signed copies of Internal Revenue Service Form W-8BEN or W-8ECI (or successor forms), in either case entitling the Issuing Bank or such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by the Issuing Bank or such Bank under the Loan Documents, or (bb) by each Bank that is a Non-US Bank and the Issuing Bank if it is a Non-US Bank, (x) a duly completed Internal Revenue Service Form W-8BEN (or successor form) and (y) a certification in the form of Schedule 1.19(a)(iv) that the Issuing Bank or such Bank, as the case may be, is a Non-US Bank or (2) if at the time any of the foregoing are inapplicable, duly completed and signed copies of such form, if any, as entitles the Issuing Bank or such Bank, as the case may be, to exemption from withholding of United States federal income taxes to the maximum extent to which the Issuing Bank or such Bank is then entitled under Applicable Law, and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles the Issuing Bank or such Bank, as the case may be, to exemption from withholding of United States Federal income taxes to the maximum extent to which such Person is then entitled under Applicable Law. The Issuing Bank and each Bank shall promptly notify the Borrower and the Administrative Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B) payments to it are or will be subject to withholding of United States Federal income taxes to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrower or the Administrative Agent, each Bank that is a

United States Person and the Issuing Bank if it is a United States Person shall from time to time submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9 (or successor form).

                  (b) Credits and Deductions. If the Administrative Agent, the Issuing Bank or any Bank obtains any credit, deduction or other reduction in Bank Taxes with respect to any payment made by the Borrower under Section 1.19(a)(i), the Administrative Agent, the Issuing Bank or such Bank, as the case may be, shall pay to the Borrower such amount, not exceeding the increased amount paid by the Borrower, as is equal to the net after-tax value to the Administrative Agent, the Issuing Bank or such Bank, in its sole opinion, of such part of such credit, deduction or other reduction as it considers to be allocable to such payment by the Borrower, having regard to all of the Administrative Agent's, the Issuing Bank's or such Bank's dealings giving rise to similar credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that (i) the Administrative Agent, the Issuing Bank or such Bank, as the case may be, shall not be obligated to disclose to the Borrower any information regarding its tax affairs or computations and (ii) nothing in this Section 1.19(b) shall interfere with the right of the Administrative Agent, the Issuing Bank or such Bank to arrange its tax affairs as it deems appropriate.

         Section 1.20 Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank or, in the case of any Letter of Credit or Drawing, the Issuing Bank, that obligates the Borrower to pay any amount under
Section 1.19(a), makes operable the provisions of clause (a)(iii) or (iv), or
(b), of Section 1.13 or entitles such Bank or the Issuing Bank, as the case may be, to make a claim under Section 1.19(a) or 1.14, such Bank or the Issuing Bank, as the case may be, shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank or the Issuing Bank, as the case may be, is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank or the Issuing Bank, as the case may be, be disadvantageous to such Bank or the Issuing Bank in any manner or contrary to such Bank's or the Issuing Bank's, as the case may be, policies. Each Bank and the Issuing Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank or the Issuing Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.19(a), make operable the provisions of clause (a)(iii) or (a)(iv) or (b) of Section 1.13 or entitle such Bank or the Issuing Bank to make a claim under Section 1.19(a) or 1.14 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change Enacted thereafter.

         Section 1.21 Pro Rata Treatment. Except to the extent otherwise provided herein, (a) RC Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) RC Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of RC Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the RC Loans, reimbursement of Drawings under Letters of Credit or of facility and letter of credit fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due to the Banks.

         Section 1.22 Sharing of Recoveries. Each Bank agrees that, if, for any reason, including as a result of (a) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (b) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to the Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (c) the allocation of payments by the Administrative Agent or the Borrower in a manner contrary to the provisions of Section 1.21, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or Letter of Credit Participations or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided, however, that no such participation shall be deemed to have been so purchased in any Bid Rate Loans of any of the other Banks; provided, further, that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this
Section 1.22 shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 1.14, 1.15, 1.16, 1.19, 1.20, 8.02, and 8.07
(subject to any condition imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.19(a)(iv)) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

         Section 1.23 Bank Obligations Several. The obligations of the Banks under this Agreement are several and not joint. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure. Any Participating Bank's failure to fund its participation in a Drawing shall not relieve any other Participating Bank of its obligation to fund its participation in such Drawing, but such other Participating Bank shall not be liable for such failure.

         Section 1.24 Disbursement to Borrower by Administrative Agent Prior to Receipt of Funds. Unless the Administrative Agent shall have received notice from a Bank prior to 2:00 p.m. (New York time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.01(c) or 1.02(e), as the case may be, and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate plus 2%. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.04(a).


                                   ARTICLE II

                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

         Section 2.01 Conditions to Initial Loans and Letters of Credit. The obligation of each Bank to make its initial Loan (whether such initial Loans are RC Loans or Bid Rate Loans) or the Issuing Bank to issue the initial Letter of Credit hereunder, whichever shall first occur, is subject to the determination of each Bank and the Issuing Bank, each in its sole and absolute discretion, that each of the following conditions has been fulfilled:

                  (a) The Administrative Agent shall have received on the Agreement Date each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii), (iii), (vi) and (vii), certified in a manner satisfactory to the Administrative Agent:

                      (i) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the Agreement Date, substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

                      (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the Agreement Date certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered hereunder;

                      (iii) a copy of the certificate of incorporation of the Borrower and each Significant Subsidiary, certified, as of a recent date, by the Secretary of State or other appropriate official of the Borrower's or such Significant Subsidiary's jurisdiction of incorporation;

                      (iv) a good standing certificate with respect to the Borrower and each Significant Subsidiary, issued as of a recent date by the Secretary of State or other appropriate official of the Borrower's or such Significant Subsidiary's jurisdiction of incorporation, together with a telegram, if available, from such Secretary of State or other official, updating the information in such certificate;

                      (v) an opinion of counsel for the Borrower, dated the Agreement Date and addressed to the Administrative Agent and the Banks, with respect to such matters as the Administrative Agent may reasonably request;

                      (vi) an opinion of counsel for the Administrative Agent, dated the Agreement Date and addressed to the Administrative Agent and the Banks, with respect to such matters as the Administrative Agent may reasonably request;

                      (vii) a copy of, each Governmental Approval and other consent or approval, and each Governmental Registration, listed on
         Schedule 3.03;

                      (viii) a certificate of the president, a vice president, the treasurer, an assistant treasurer or chief financial officer of the Borrower, dated the Agreement Date, setting forth the manner and degree of detail in which the Borrower will make the calculations required by paragraph 3 of Schedule 4.08;

                      (ix) a duly executed RC Note and Bid Rate Note for each Bank; and

                      (x) such additional Information regarding the Loan Documents, the Loans, the Letters of Credit or the business, assets, Liabilities, financial condition or results of operations of the Borrower and the Significant Subsidiaries as the Administrative Agent, the Issuing Bank or any Bank may have reasonably requested.

                  (b) On the Agreement Date, the following statements shall be true and the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Agreement Date, stating that:

                      (i) the representations and warranties contained in
         Article III are true and correct in all material respects on and as of the Agreement Date; and

                      (ii) no event has occurred and is continuing that constitutes a Default.

                  (c) On the Agreement Date, the Administrative Agent shall be satisfied that (i) all outstanding loans and letters of credit under the Existing Facilities will be repaid in full, and (ii) all commitments for the making of loans and issuance of letters of credit under the Existing Facilities will terminate.

                  (d) All fees payable on or prior to the Agreement Date, whether pursuant to Section 1.10 or otherwise, and all amounts payable pursuant to Section 8.02 for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Administrative Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of such Loan or the issuance of such Letter of Credit.

         Section 2.02 Conditions to Each Loan and Letter of Credit. The obligation of each Bank to make each Loan requested to be made by it, including its initial Loan, and the obligation of the Issuing Bank to issue each Letter of Credit requested to be issued by it (including any request to extend the expiry date of any Letter of Credit to a date beyond the then current expiry date thereof or any automatic renewal thereof as provided in Section 1.03(b)), is subject to the determination of the Issuing Bank or such Bank, as the case may be, each in its sole and absolute discretion, that each of the following conditions has been fulfilled:

                  (a) the Administrative Agent shall have received (i) in the case of an RC Loan, a notice of borrowing with respect to such Loan in accordance with the requirements of Section 1.01, (ii) in the case of a Bid Rate Loan, notice of acceptance of an offer by such Bank to make such Loan in accordance with the requirements of Section 1.02, or (iii) in the case of a Letter of Credit, a notice of a request for issuance with respect to such Letter of Credit in accordance with the requirements of Section 1.03;

                  (b) each Representation and Warranty shall be true and correct at and as of the time such Loan is to be made or Letter of Credit issued, both with and without giving effect to such Loan or the issuance of such Letter of Credit and all other Loans and Letters of Credit to be made or issued at such time and to the application of the proceeds thereof;

                  (c) no Default shall have occurred and be continuing at the time such Loan is to be made or such Letter of Credit is to be issued or would result from the making of such Loan or the issuance of such Letter of Credit and all other Loans and Letters of Credit to be made or issued at such time or from the application of the proceeds thereof;

                  (d) in the case of any such Loan, such Loan will not contravene any Applicable Law applicable to such Bank, including Regulation U; and

                  (e) in the case of any such Letter of Credit, the Issuing Bank shall have received such other instruments and agreements related thereto as the Issuing Bank shall have reasonably requested.

         Except to the extent that the Borrower shall have disclosed in the applicable notice of borrowing, a request for Bid Rate Loans or notice of request for Letter of Credit issuance, or in a subsequent notice given to the Banks or the Issuing Bank, as the case may be, prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the requested Loans or the issuance of the requested Letter of Credit that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of such Loans or the issuance of the requested Letter of Credit, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans or the issuance of the requested Letter of Credit that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Loans or the issuance of the requested Letter of Credit shall affect the right of each Bank or the Issuing Bank, as the case may be, to not make the Loans requested to be made by it or to not issue the Letter of Credit requested to be issued by it if, in such Bank's or the Issuing Bank's determination, such condition has not been fulfilled at such time.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent, each Bank and the Issuing Bank to enter into this Agreement and to make each Loan requested to be made by it or to issue each Letter of Credit, the Borrower represents and warrants as follows:

         Section 3.01 Organization; Power; Qualification. The Borrower and each Significant Subsidiary are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications or authorizations the lack of which, singly or in the aggregate, has not and will not have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

         Section 3.02 Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, all of the Subsidiaries, their jurisdictions of incorporation, the percentages of the various classes of their Capital Securities owned by the Borrower or another Subsidiary, which Subsidiaries are Consolidated Subsidiaries and which Subsidiaries are Significant Subsidiaries. The Borrower or another Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities of the Significant Subsidiaries indicated on Schedule
3.02 as owned by the Borrower or such Subsidiary. All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

         Section 3.03 Authorization; Enforceability; Required Consents; Absence of Conflicts. The Borrower has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents and to borrow Loans and have Letters of Credit issued in the maximum amount available hereunder. This Agreement has been, and each of the other Loan Documents when delivered to the Administrative Agent will have been, duly executed and delivered by the Borrower and is, or when so delivered will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Borrower of the Loan Documents, and each borrowing of Loans and issuance of Letters of Credit, whether or not in the maximum amount then available hereunder, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Borrower, to have been obtained or any Governmental Registration to have been made, by the Borrower or any Significant Subsidiary, other than Governmental Approvals and other consents and approvals and Governmental Registrations that have been obtained or made, as the case may be, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on
Schedule 3.03, or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Significant Subsidiary under, (i) any Contract to which the Borrower or any Significant Subsidiary is a party or by which the Borrower or any Significant Subsidiary or any of their respective properties may be bound or (ii) any Applicable Law.

         Section 3.04 Taxes. The Borrower and each Subsidiary have (a) filed all Tax returns required to have been filed by it under Applicable Law and paid all Taxes that are due and payable by it or have been assessed against it, except to the extent the failure to file such Tax returns or pay such Taxes, singly or in the aggregate, has not and will not have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole and (b) to the extent required by generally accepted accounting principles, reserved against all Taxes in excess of $1,000,000 that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid.

         Section 3.05 Litigation. Except as set forth on Schedule 3.05, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of the Borrower and its Subsidiaries, is there any basis therefor) against or in any other way relating to or affecting
(a) such Borrower or any of its Subsidiaries or any of their respective businesses or properties or (b) any Loan Document, except actions, suits or proceedings that (x) could not, singly or in the aggregate, reasonably be expected (taking into account the likelihood of an adverse determination) to have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole and (y) if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on any Loan Document.

         Section 3.06 Financial Statements. The financial statements set forth on Schedule 3.06 fairly present, in accordance with Generally Accepted Accounting Principles, (i) in the case of the financial statements of New Century Energies, Inc., the consolidated financial position of New Century Energies, Inc. and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, changes in financial position or cash flows of New Century Energies, Inc. and such Subsidiaries for the respective periods to which such statements relate, (ii) in the case of the financial statements of Northern States Power Company, the consolidated financial position of Northern States Power Company and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, changes in financial position or cash flows of Northern States Power Company and such Subsidiaries for the respective periods to which such statements relate, and (iii) in the case of the pro-forma financial statements of the Borrower, the consolidated pro-forma financial position of the Borrower and its Consolidated Subsidiaries (after giving effect to the merger of Northern States Power Company and New Century Energies, Inc) as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, changes in financial position or cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate. Except as disclosed or reflected in the December 31, 1999 balance sheet referred to in clause (iii) of the immediately preceding sentence, as at December 31, 1999 neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

         Section 3.07 No Adverse Change or Event. Except as set forth on
Schedule 3.07, since December 31, 1999, no change in the business, assets, Liabilities, financial condition or results of operations of the Borrower or any Subsidiary has occurred, and no event has occurred or failed to occur, that has had or might have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document. Such an adverse change may have occurred, and such event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.

         Section 3.08 Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940. The Borrower is a "holding company", within the meaning of PUHCA.

         Section 3.09 Compliance with Applicable Law and Contracts. The Borrower and each Subsidiary is in compliance with all Applicable Law and the terms of all Contracts to which such Person is a party or by which it or any of its properties may be bound, except for non-compliances that, either singly or in the aggregate, would not have a Materially Adverse Effect on (a) the Borrower and its Consolidated Subsidiaries taken as a whole or (b) any Loan Document.

         Section 3.10 Substance Release and Disposal. Except as set forth on
Schedule 3.10, there have been no releases or disposals of hazardous wastes, environmental contaminants or other substances in quantities or locations that, singly or in the aggregate, could reasonably be expected to result in the incurrence by the Borrower or any of its Subsidiaries of remedial obligations under Applicable Law that could reasonably be expected to have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole. Except as set forth on Schedule 3.10, neither the Borrower nor any of its Subsidiaries has received any notice or order advising it that it has or may have any remedial obligation with respect to any such releases or disposals or that it is or may be responsible for the costs of any remedial action taken or to be taken by any other Persons with respect to any such releases or disposals, which obligation or cost, if fully payable could reasonably be expected to, singly or in the aggregate, have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

         Section 3.11 Accuracy of Information. The Information furnished to the Administrative Agent or the Banks by or on behalf of the Borrower or any Subsidiary on or prior to the Agreement Date (other than the financial statements referred to in Section 3.06) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

         Section 3.12 Pari Passu Status. The Loans and other obligations of the Borrower to the Banks and Issuing Banks under the Loan Documents will at all times rank at least pari passu in priority of payment with all of the Borrower's other unsecured indebtedness.


                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

         From the Agreement Date and until the Repayment Date:

         Section 4.01 Preservation of Existence and Properties. The Borrower shall, and shall cause each Subsidiary to (a) preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges and (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, except that this Section
4.01 (other than clause (a), in so far as it requires the Borrower or, subject to Section 5.02, the Significant Subsidiaries, to preserve its corporate existence) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, would not have a significant possibility of having a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

         Section 4.02 Scope of Business. The Borrower shall, and shall cause each Subsidiary to, engage only in energy-related businesses, functionally related businesses (as interpreted under PUHCA) or such other businesses as may be permitted pursuant to an order issued by the Securities and Exchange Commission pursuant to PUHCA.

         Section 4.03 Compliance with Law; Payment of Taxes and Claims. The Borrower shall, and shall cause each Subsidiary to, (a) comply with Applicable Law and (b) pay or discharge when due all Taxes and all Liabilities that are or might become Liens on any of its properties, except that this Section 4.03 shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.03, would not have a significant possibility of having a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole or (y) any Loan Document.

         Section 4.04 Preservation of Enforceability. The Borrower shall take all action and obtain all consents and Governmental Approvals and make all Governmental Registrations required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms.

         Section 4.05 Insurance. The Borrower shall, and shall cause each Significant Subsidiary to, maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law or reasonably requested by the Required Banks.

         Section 4.06 Use of Proceeds. The Borrower may use the proceeds of the Loans and use the Letters of Credit for the Borrower's general corporate purposes; provided, that so long as there shall be any Indebtedness outstanding pursuant to the Existing Facilities, the proceeds of Loans shall be used first for the repayment of such Indebtedness. None of the proceeds of any of the Loans and none of the Letters of Credit shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by the Issuing Bank or any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to the Issuing Bank or such Bank.

         Section 4.07 Ownership of Significant Subsidiaries. The Borrower shall at all times (a) directly or indirectly own, beneficially and of record, at least 51% of each class of issued and outstanding common stock of NRG, provided that, subsequent to June 30, 2002, the Borrower may own less than 51% of each class of issued and outstanding common stock of NRG so long as the Leverage Ratio immediately after any transaction that reduces its ownership interest of any such class to less than 51% (or if such ownership interest is already less than 51%, further reduces its ownership interest) is not greater than the Leverage Ratio immediately prior to such transaction, (b) directly own, beneficially and of record, 100% of each class of issued and outstanding common stock of each Existing Utility Subsidiary other than SPS and (c) directly or indirectly own, beneficially and of record, 100% of each class of issued and outstanding common stock of each other Significant Subsidiary.

         Section 4.08 Delivery of Information. The Borrower shall furnish to each Bank:

                  (a) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending September 30, 2000, a copy of the Borrower's Quarterly Report on Form 10-Q for such quarter, as filed with the SEC, which shall contain a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

                  (b) Year-End Financial Statements; Accountants' Certificate. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2000:

                        (i) a copy of the Borrower's Annual Report on Form 10-K for such year, as filed with the SEC, which shall contain a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year and

                       (ii) an audit report of Arthur Andersen LLP or other independent certified public accountants of recognized standing satisfactory to the Required Banks, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report shall be in scope and substance satisfactory to the Required Banks.

                  (c) Officer's Certificate as to Financial Statements and Defaults. At the time that financial statements are furnished pursuant to
Section 4.08(a) or (b), a certificate of the president, a vice president, the treasurer, an assistant treasurer or chief financial officer of the Borrower in the form of Schedule 4.08.

                  (d) Reports and Filings. (i) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or any Significant Subsidiary, or the Board of Directors of the Borrower or any Significant Subsidiary, by its independent certified public accountants, including any management letter; (ii) as soon as practicable, copies of all such financial statements and reports as the Borrower or any Significant Subsidiary shall send to its stockholders (other than, in the case of the Significant Subsidiaries, those sent solely to the Borrower or its other Subsidiaries) and of all registration statements and all regular or periodic reports that the Borrower or any Significant Subsidiary shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission.

                  (e) Requested Information. From time to time and promptly upon request of the Issuing Bank or any Bank, such Information regarding the Loan Documents, the Loans, the Letters of Credit or the business, assets, Liabilities, financial condition or results of operations of the Borrower and the Subsidiaries as the Issuing Bank or such Bank may reasonably request, in each case in form and substance and certified in a manner reasonably satisfactory to the Issuing Bank or the requesting Bank.

                  (f) Notice of Default. Promptly after becoming aware thereof, notice of any Default.


         Section 4.09 Accounting Matters. The Borrower shall and shall cause each Consolidated Subsidiary to (a) maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 4.08(a) and (b) and (ii) the determination of the compliance of the Borrower with the terms of the Loan Documents and (b) maintain a closing date of December 31 for each fiscal year.

         Section 4.10 Visits, Inspections and Discussions. The Borrower shall, and shall cause each of its Significant Subsidiaries to, permit, or, in the case of premises, property, books, records or Persons not within its immediate control, promptly take such actions as are necessary or desirable in order to permit, representatives (whether or not officers or employees) of the Administrative Agent or any Bank, from time to time during normal business hours, as often as may be reasonably requested, upon reasonable prior notice, to
(a) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (b) inspect, and verify the amount, character and condition of, any of its property, (c) review its books and records, including management letters prepared by its independent certified public accountants, and (d) discuss with any Person (including its principal officers and its independent certified public accountants) its business, assets, Liabilities, financial condition or results of operation.


                                    ARTICLE V

                               NEGATIVE COVENANTS

         From the Agreement Date and until the Repayment Date:

         Section 5.01 Benefit Plans. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, (a) adopt any amendment to any Benefit Plan then maintained or contributed to by the Borrower or any of its ERISA Affiliates for which security would be required under Code Section 401(a)(29), or (b) permit the projected benefit obligation under any Benefit Plan then maintained or contributed to by the Borrower or any of its ERISA Affiliates to exceed the fair market value of the assets of such Benefit Plan by more than $50,000,000, determined as of the most recent actuarial valuation report for such Benefit Plan in accordance with Statement of Financial Accounting Standards No. 87.

         Section 5.02 Merger or Consolidation. The Borrower shall not, and shall not permit any Significant Subsidiary to, directly or indirectly, merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 5.02 shall not apply to (a) any merger or consolidation of the Borrower with any one or more Persons so long as (i) the successor entity (if other than the Borrower) assumes, in form reasonably satisfactory to the Administrative Agent, all of the obligations of the Borrower under this Agreement and (ii) the successor (whether or not the Borrower) has long-term unsecured debt ratings issued (and confirmed after giving effect to such merger) by S&P and Moody's of at least BBB- and Baa3 or, if no such ratings have been issued, commercial paper ratings of at least A-2 and P-2, and (b) any merger or consolidation of a Significant Subsidiary with another Subsidiary provided that such Significant Subsidiary shall be the continuing Person.

         Section 5.03 Disposition of Assets. The Borrower shall not, and shall not permit any Significant Subsidiary to, directly or indirectly, sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 5.03 shall not apply to (a) any disposition of any asset or any interest therein in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or useful in its business, (c) any disposition of any asset or any interest therein to the Borrower or a wholly owned Subsidiary, (d) the SPS Generation Assets Disposition, (e) any disposition of shares of NRG permitted under Section 4.07(a), and (f) any disposition of any asset or any interest therein that, together with any other assets and interests therein disposed of by the Borrower and the Significant Subsidiaries during the twelve-month period ending with the month during which such disposition occurs, other than dispositions to which this Section 5.03 does not otherwise apply by virtue of clauses (a), (b), (c) or
(d) hereof, represents less than 15% of the consolidated assets of the Borrower and the Consolidated Subsidiaries, determined on a consolidated basis, as reflected on the financial statements most recently delivered pursuant to
Section 4.08(a) or (b) prior to such disposition, provided that, all sales, transfers and other dispositions made before the Termination Date pursuant to this clause (f) shall not exceed 50% of the consolidated assets of the Borrower and the Consolidated Subsidiaries, determined on a consolidated basis, as reflected in the September 30, 2000 financial statements of the Borrower and the Consolidated Subsidiaries.

         Section 5.04 Transactions with Affiliates. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, effect any transaction with any Affiliate that is (a) outside the ordinary course of business or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party.

         Section 5.05 Liens. The Borrower shall not, and shall not permit any Subsidiary (other than NRG and its Subsidiaries) to, directly or indirectly, permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 5.05 shall not apply to Permitted Liens.

         Section 5.06 Leverage Ratio. The Borrower shall not permit the Leverage Ratio to exceed 0.675 to 1.000 at any time.

         Section 5.07 Restrictive Agreements. The Borrower shall not, and shall not permit any Existing Utility Subsidiary to, enter into any agreement after the date hereof, or amend, supplement, or otherwise modify any agreement existing on the date hereof, that imposes any restriction on the ability of any Existing Utility Subsidiary to make payments, directly or indirectly, to its shareholders by way of dividends, advances, repayment of loans or intercompany charges, expenses or accruals or other returns on investments that is more restrictive than any such restriction applicable to such Existing Utility Subsidiary on the date hereof.


                                   ARTICLE VI

                                     DEFAULT

         Section 6.01 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                  (a) Any payment of principal of any Loan or any reimbursement of any Drawing shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement;

                  (b) Any payment of interest on any Loan or any payment of any fees or other amounts due hereunder shall not be made when and as due and in accordance with the terms of this Agreement and such failure shall continue for three Business Days;

                  (c) (i) Any Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;
(ii) any financial statement furnished pursuant to Section 4.08(a) or (b) shall not fairly present, in accordance with Generally Accepted

Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then current independent certified public accountants), the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, retained earnings and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate; or (iii) any Information furnished to the Administrative Agent or Banks by or on behalf of the Borrower or any Subsidiary after the Agreement Date (other than the financial statements referred to in clause (ii)) shall contain any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made;

                  (d) The Borrower shall default in the performance or observance of:

                        (i) any term, covenant, condition or agreement contained in Section 4.01 (insofar as such Section requires the preservation of the corporate existence of the Borrower or any Significant Subsidiary), 4.04, 4.06, 4.07, 4.08(e), 4.08(f), 4.10, 5.01(b) or 5.02 through 5.07;
         or

                       (ii) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Bank;

                  (e) (i) The Borrower or any Subsidiary shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any of its Indebtedness (other than the Loans) having a then outstanding principal amount in excess of $50,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) (A) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period;

                  (f) (i) The Borrower or any Significant Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing;

                      (ii) (A) A case or other proceeding shall be commenced against the Borrower or any Significant Subsidiary seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Significant Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Significant Subsidiary, and such case or proceeding shall continue undismissed and unstayed for a period of 60 days, or
(B) an order granting the relief requested in such case or proceeding against the Borrower or any Significant Subsidiary (including an order for relief under such Federal bankruptcy laws) shall be entered;

                  (g) A judgment or order shall be entered against the Borrower or any Significant Subsidiary by any court, and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $50,000,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order, and, in the case of both (A) and (B), such judgment or order shall, in the reasonable judgment of the Required Banks, not be covered by insurance, and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order, in the reasonable judgment of the Required Banks, together with all other such judgments or orders, has a significant possibility of having a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole;

                  (h) (i) any Termination Event shall occur with respect to any Benefit Plan or Multiemployer Benefit Plan of the Borrower, any Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) the Borrower, any Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan or Multiemployer Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Multiemployer Benefit Plan against the Borrower, any Subsidiary or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan or Multiemployer Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, the Borrower or any Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $50,000,000;

                  (i) The Borrower or any of its Affiliates asserts, or the Borrower or any of its Affiliates or any other Person institutes any proceedings seeking to establish, that any provision of the Loan Documents is invalid, not binding or unenforceable; or

                  (j) (i) Any entity, person (within the meaning of Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act) that theretofore was beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of less than 30% of the Borrower's Voting Stock shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act), directly or indirectly, of Voting Stock of the Borrower (or securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Borrower; or (ii) during any period of up to 24 consecutive months commencing after the Agreement Date, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason to constitute a majority of the board of directors of the Borrower, provided that any person becoming a director subsequent to the date hereof, whose election, or nomination for election by the Borrower's shareholders, was approved by a vote of at least a majority of the directors of the board of directors of the Borrower as comprised as of the Agreement Date (other than the election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Borrower) shall be, for purposes of this Section 6.01(j), considered as though such person were a member of the board as of the date hereof.

         Section 6.02 Remedies upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(f)) and in every such event, the Administrative Agent, upon notice to the Borrower, may do any or all of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable, (b) demand that the Borrower deliver cash collateral to the Administrative Agent in an amount up to the aggregate amount of Contingent Reimbursement Obligations then outstanding to be held in accordance with Section 8.17 and such amount shall thereupon and to that extent become due and payable to the Administrative Agent and (c) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(f), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be due and payable, (b) the Commitments shall terminate and (c) an amount equal to the aggregate amount of Contingent Reimbursement Obligations then outstanding shall be due and payable to the Administrative Agent to be held in accordance with Section 8.17. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                                   ARTICLE VII

                            THE ADMINISTRATIVE AGENT

         Section 7.01 Appointment and Powers. Each Bank hereby irrevocably appoints and authorizes The Bank of New York, and The Bank of New York hereby agrees, to act as the agent for such Bank under the Loan Documents with such powers as are delegated to the Administrative Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Administrative Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Administrative Agent shall not, by reason of its serving as the Administrative Agent, be a trustee or other fiduciary for any Bank.

         Section 7.02 Limitation on Administrative Agent's Liability. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Administrative Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or (c) any failure by the Borrower to perform any of its obligations under the Loan Documents. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Administrative Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         Section 7.03 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take any of the actions referred to in clauses (a), (b) and (c) of the first sentence of Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

         Section 7.04 Rights as a Bank. Each Person acting as the Administrative Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Administrative Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and its Affiliates as if it were not acting as the Administrative Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

         Section 7.05 Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower hereunder), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including the costs and expenses that the Borrower is obligated to pay hereunder) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by the Administrative Agent.

         Section 7.06 Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Borrower and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of the Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, the Administrative Agent shall have no obligation to provide any Bank with any information concerning the business, status or condition of the Borrower or any Subsidiary or the Loan Documents that may come into the possession of the Administrative Agent or any of its Affiliates.

         Section 7.07 Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, after consultation with the Borrower, appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and after consultation with the Borrower, appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article VI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.01 Notices and Deliveries. (a) Manner of Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Loan Documents shall be given or delivered in writing (which shall include telecopy transmissions) at the following respective addresses and telecopier numbers and to the attention of the following individuals or departments:

                        (i)  if to the Borrower, to it at:
                             Xcel Energy Inc.
                             800 Nicollet Mall, Suite 2900
                             Minneapolis, MN  55402

                             Telecopier No.: (612) 215-5345

                             Attention:  Paul E. Pender,
                                         Vice President and Treasurer

                             with a copy to:

                             Xcel Energy Inc.
                             800 Nicollet Mall, Suite 2900
                             Minneapolis, MN 55402

                             Telecopier No.: (612) 215-5370

                             Attention:  Dee Lo
                                         Manager, Cash & Banking

                       (ii)  if to the Administrative Agent, to it at:

                             The Bank of New York
                             Utilities Division
                             One Wall Street, 19th Floor
                             New York, NY  10286

                             Telecopier No.: (212) 635-7923

                             Attention:      Cynthia Howells,
                                             Assistant Vice President

                             with a copy to:

                             BNY Capital Markets, Inc.
                             One Wall Street , 18th Floor
                             New York, NY  10286

                             Telecopier No.: (212) 635-6365

                             Attention:      Sandra Morgan


                      (iii) if to any Bank (including in its capacity as Issuing
         Bank), to it at the address or telecopier number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Assignment and Acceptance given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice given to (x) if the party to which such information pertains is the Borrower, the Administrative Agent and each Bank, (y) if the party to which such information pertains is the Administrative Agent, the Borrower and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower and the Administrative Agent.

                  (b) Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered when delivered or received at the appropriate office or number to the attention of the appropriate individual or department to the Administrative Agent or any Bank pursuant to Article I shall not be deemed given or delivered until received by the officer of the Administrative Agent or such Bank responsible, at the time, for the administration of this Agreement.

         Section 8.02 Expenses; Indemnification. Whether or not any Loans are made, or any Letter of Credit is issued, hereunder, the Borrower shall:

                  (a) pay or reimburse the Administrative Agent, the Issuing Bank, BNYCMI and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans or the issuance of any Letters of Credit;

                  (b) pay or reimburse the Administrative Agent and BNYCMI for all reasonable costs and expenses (including fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Administrative Agent) incurred by the Administrative Agent or BNYCMI, as the case may be, in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents,
(iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection, preservation, exercise or enforcement of any of the rights of the Administrative Agent, the Issuing Bank or the Banks under or related to the Loan Documents or
(B) the performance of any of the obligations of the Administrative Agent, the Issuing Bank or the Banks under or related to the Loan Documents or (iv) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent, the Issuing Bank or the Banks under or related to the Loan Documents;

                  (c) pay or reimburse each Bank for all reasonable costs and expenses (including fees and disbursements of legal counsel (including, without limitation, allocated costs of in-house legal counsel) and other experts employed or retained by such Bank) incurred by such Bank in connection with, arising out of, or in any way related to (i) consulting during a Default with respect to (A) the protection, preservation, exercise or enforcement of any of its rights under or related to the Loan Documents or (B) the performance of any of its obligations under or related to the Loan Documents or (ii) protecting, preserving, exercising or enforcing during a Default any of its rights under or related to the Loan Documents; and

                  (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting gross negligence or willful misconduct.

         Section 8.03 Amounts Payable Due upon Request for Payment. All amounts payable by the Borrower under Section 8.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

         Section 8.04 Rights Cumulative. Each of the rights and remedies of the Administrative Agent, the Issuing Bank and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

         Section 8.05 Disclosures. The Administrative Agent, the Issuing Bank and the Banks agree that it will use its reasonable best efforts to keep confidential and to cause any of their respective representatives to keep confidential any non-public information from time to time supplied to it under any Loan Document; provided, however, that nothing herein shall affect the disclosure of any such information to (i) the extent the Administrative Agent, Issuing Bank or Bank in good faith believes is required by statute, rule, regulation or judicial process, (ii) counsel for the Administrative Agent, Issuing Bank or Bank or to its accountants, (iii) bank examiners or auditors or comparable Persons, (iv) any Affiliate of the Administrative Agent, Issuing Bank or Bank, (v) any other Bank, or any assignee, transferee or participant, or any potential assignee, transferee or participant of all or any portion of any Bank's rights under this Agreement who is notified of the confidential nature of the information and agrees to be bound by this provision or provisions reasonably comparable hereto, or (vi) any other Person in connection with any litigation to which any one or more of the Banks is a party; and provided further that neither the Administrative Agent, Issuing Bank or Bank shall have any obligation under this Section 8.05 to the extent any such information becomes available on a non-confidential basis from a source other than the Borrower or its Subsidiaries or that any information becomes publicly available other than by a breach of this Section 8.05.

         Section 8.06 Amendments; Waivers. Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent or the Issuing Bank are affected thereby, by the Administrative Agent or the Issuing Bank, as the case may be, and, in the case of an amendment, by the Borrower; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (i) increases the amount of such Bank's Commitment, (ii) extends the scheduled termination date of such Bank's Commitment or extends the expiration date of any Letter of Credit to a date after such scheduled termination date, (iii) reduces the principal of or the rate of interest on such Bank's Loans or Letter of Credit Participations or the fees payable to such Bank hereunder, (iv) extends the scheduled payment date for any payment of principal of or interest on such Bank's Loans, Letter of Credit Participations or the fees payable to such Bank hereunder or (v) amends the last sentence of Section 1.01(c), Section 1.14, Section 1.15, Section 1.21, Section 1.22, this Section
8.06 or any provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise expressly provided, (x) a waiver of any right under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given and (y) an amendment to, or waiver under, a provision of the Loan Documents shall not be deemed to amend, or waive rights under, any other provisions of the Loan Documents. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent, the Issuing Bank or any Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent, the Issuing Bank or any Bank under the Loan Documents or Applicable Law.

         Section 8.07 Set-Off. The Administrative Agent, the Issuing Bank and each Bank is hereby authorized by the Borrower, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Loan Documents (whether owing to such Person or to any other Person that is the Administrative Agent, the Issuing Bank or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated and including the amounts to which such Bank is entitled with respect to its Letter of Credit Participations) any and all Liabilities owing by such Person or any of its Affiliates to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates in an amount equal to the amount then due and payable under the Loan Documents and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

         Section 8.08 Assignments and Participations. (a) Any Bank may assign to one or more Persons (other than a natural Person) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, Letter of Credit Participations and Loans); provided that (i) each of the Administrative Agent, the Issuing Bank and, unless such assignment is to an Affiliate of such Bank or an Event of Default pursuant to Section 6.01(f) hereof has occurred and is continuing, the Borrower shall consent to such assignment (each such consent not to be unreasonably withheld or delayed), (ii) except in the case of an assignment of the entire remaining amount of the assigning Bank's Commitment, Letter of Credit Participations and the RC Loans at the time owing to it, the amount of the Commitment (which for this purpose includes Letter of Credit Participations and RC Loans outstanding thereunder) of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Administrative Agent, the Issuing Bank and, so long as no Event of Default pursuant to Section 6.01(f) hereof has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed), (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement with respect to the RC Loans, Letter of Credit Participations and Commitment assigned, and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (b) of this Section 8.08, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of a Assignment and Acceptance covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto). Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (c) of this Section 8.08.

                  (b) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, amount of Letter of Credit Participations held by, and principal amount of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

                  (c) Any Bank may, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitment, Letter of Credit Participations and/or the Loans owing to it); provided that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 8.06(a) that affects such Participant. Subject to paragraph (d) of this Section 8.08, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 1.14, 1.15 and 1.19 to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (a) of this Section
8.08. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.07 as though it were a Bank, provided such Participant agrees to be subject to Section 1.22 as though it were a Bank. A Participant shall not be entitled to receive any greater payment under Sections 1.15 or 1.19 than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Non-US Bank if it were a Bank shall not be entitled to the benefits of Section 1.19 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 1.19(a)(iv) as though it were a Bank.

                  (d) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

                  (e) Notwithstanding anything to the contrary contained herein, any Bank (a "Granting Bank") may grant to one special purpose funding vehicle (an "SPC") sponsored by such Granting Bank, as identified as such in writing from time to time to the Borrower and the Administrative Agent, the option to provide to the Borrower all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Borrower pursuant to the terms hereof; provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of such Granting Bank to the same extent as if such Loan were made by such Granting Bank. Any SPC that makes a Loan shall (i) have in regard to such Loan all of the rights (exercisable, however, only through its Granting Bank as its agent) that such Granting Bank would have had if it had made such Loan directly and (ii) comply with this Agreement in regard to such Loan on the same terms as any other party hereto; provided that (A) the Granting Bank's Commitment shall remain with such Granting Bank and (B) all monetary obligations of an SPC hereunder in respect of the Loans it provides shall remain with its Granting Bank to the extent at any time that such SPC elects not to or otherwise fails to perform or pay any such obligation. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Bank would otherwise be liable so long as, and to the extent, its sponsoring Granting Bank makes such payment. Notwithstanding any Loans that may be provided by an SPC hereunder, the Administrative Agent and Borrower shall be entitled to continue to communicate and deal solely and directly with the Granting Bank in connection with this Agreement in respect of such Loans. Each SPC that is identified by its Granting Bank as having been granted an option hereunder shall be deemed to have confirmed (and the Borrower and the Administrative Agent may require a written acknowledgment of such confirmation signed by any such SPC) to the Borrower and the Administrative Agent that (a) it has received a copy of each Loan Document, together with copies of the financial statements heretofore provided to Banks under the terms of this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will independently and without reliance upon the Administrative Agent, its Granting Bank or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank, subject to the terms of this Section; and (e) appoints its Granting Bank, or a specified branch or affiliate thereof, as its agent and attorney in fact, and grants to its Granting Bank an irrevocable power of attorney, to receive payments made for the benefit such SPC under this Agreement, to deliver and receive all communications and notices under the Loan Documents and to exercise on such SPC's behalf all rights to vote and to grant and make approvals, waivers, consents or amendments to or under the Loan Documents. Any document executed by an SPC's Granting Bank on such SPC's behalf in connection with the Loan Documents shall be binding on such SPC. The Borrower, all the Banks and the Administrative Agent each hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained in Section 8.08(a), any SPC may, with notice to, but without the prior written consent of, the Borrower and the Administrative Agent, and without the payment of any processing and recordation fee therefor, assign all or a portion of its interests in any Loans to its Granting Bank. Any SPC may disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of liquidity and/or credit facilities to such SPC. Nothing in this Section that would affect the rights or obligations of an SPC may be amended without the written consent of any SPC that has Loans outstanding at the time of such amendment.

         Section 8.09 Governing Law. The rights and duties of the Borrower, the Administrative Agent, the Syndication Agents, the Issuing Bank and the Banks under this Agreement and the Notes (including matters relating to the Maximum Permissible Rate), and the other Loan Documents shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         Section 8.10 Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and
(b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 8.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent, the Issuing Bank, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent, the Issuing Bank, any Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. Any judicial proceeding by the Borrower against the Administrative Agent, the Issuing Bank or any Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

         Section 8.11 LIMITATION OF LIABILITY. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, NEITHER THE ADMINISTRATIVE AGENT, ANY SYNDICATION AGENT, NOR THE BANKS NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY PUNITIVE DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

         Section 8.12 Severability of Provisions. Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

         Section 8.13 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

         Section 8.14 Survival of Obligations. The obligations of the Borrower under Sections 1.14, 1.15, 1.19 and 8.02, and the obligations of the Banks under
Section 7.05, shall survive the Repayment Date.

         Section 8.15 Entire Agreement. This Agreement and the Notes embody the entire agreement among the Borrower, the Administrative Agent, the Issuing Bank and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         Section 8.16 Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 8.17 Cash Collateral. If, at any time, payment, prepayment or cash collateralization of Contingent Reimbursement Obligations shall be required pursuant to any provision of any of the Loan Documents, such payment, prepayment or cash collateralization shall be made by deposit of funds in Dollars, in the amount of such payment, prepayment or cash collateralization, into a cash collateral account at the Administrative Agent's Office, which account shall be under the sole dominion and control of the Administrative Agent and is hereby pledged to the Administrative Agent for the benefit of itself, the Banks and the Issuing Bank as security for the payment of the Contingent Reimbursement Obligations and any other amounts that may become payable hereunder. Funds deposited in such account, and any income thereon, may be applied by the Administrative Agent against amounts payable under the Loan Documents as such amounts become due. Any funds remaining in such account when all Contingent Reimbursement Obligations and other amounts payable under the Loan Documents have been paid and the Repayment Date shall have occurred shall be promptly remitted to the Borrower.

         Section 8.18 Syndication Agent Obligations. No Syndication Agent shall have any liability or obligation whatsoever to the Borrower or any Bank at any time under this Agreement, other than its obligations as a Bank hereunder.


                                   ARTICLE IX

                                 INTERPRETATION

         Section 9.01 Defined Terms. For the purposes of this Agreement:

         "364-Day Commitments" shall have the meaning ascribed to the term "Commitments" in the 364-Day Facility.

         "364-Day Facility" shall mean that certain 364-Day Credit Agreement dated as of __________, 2000 by and between Xcel Energy Inc., the banks listed on the signature pages thereof, The Bank of New York, as Administrative Agent, and Bank of America, N.A. and Citibank, N.A., as Syndication Agents.

         "364-Day Letter of Credit Participations" shall have the meaning ascribed to the term "Letter of Credit Participations" in the 364-Day Facility.

         "364-Day Loan" shall have the meaning ascribed to the term "Loan" in the 364-Day Facility.

         "364-Day Bank Nonparticipation" shall have the meaning ascribed to the term "Bank Nonparticipation" in the 364-Day Facility.

         "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

         "Additional Commitment Bank" has the meaning ascribed thereto in
Section 1.09.

         "Administrative Agent" means The Bank of New York, as administrative agent for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 7.07.

         "Administrative Agent's Office" means the address of the Administrative Agent specified in or determined in accordance with the provisions of Section 8.01(b).

         "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Interest Period by
(b) a percentage equal to 1.00 minus the Reserve Requirement in effect from time to time during such Interest Period.

         "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower.

         "Agreement" means this Agreement, including all schedules, annexes and exhibits hereto.

         "Agreement Date" means the date set forth as such on the signature pages hereof, which date is the date the executed copies of this Agreement were delivered by all parties hereto and, accordingly, this Agreement became effective and the Banks first became committed to make the Loans and other extensions of credit contemplated by this Agreement and the Issuing Bank first became committed to issue the Letters of Credit. If no such date is there set forth, the Agreement Date shall be the date as of which this Agreement is dated.

         "Applicable Eurodollar Rate Margin" means, for any day, (i) if the sum of (A) the aggregate principal amount of all Loans and 364-Day Loans and (B) the aggregate amount of all Letter of Credit Participations and 364-Day Letter of Credit Participations outstanding on such day are less than or equal to 33 1/3% of Total Commitments, the respective percentage set forth in Column A below, or
(ii) if the sum of (A) the aggregate principal amount of all Loans and 364-Day Loans and (B) the aggregate amount of all Letter of Credit Participations and 364-Day Letter of Credit Participations outstanding on such day are greater than 33 1/3% of Total Commitments, the respective percentage set forth in Column B below, opposite the applicable Pricing Level at 5:00 p.m. (New York time) on such date:


                     Pricing Level                Column A                    Column B
                     -------------                --------                    --------
                           I                       0.270%                      0.320%
                           II                      0.300%                      0.400%
                          III                      0.450%                      0.575%
                           IV                      0.600%                      0.725%
                           V                       0.800%                      0.925%
                           VI                      1.250%                      1.500%

         "Applicable Facility Fee Rate" means, at any time, the respective percentage set forth below opposite the applicable Pricing Level at 5:00 p.m. (New York time) on such date:

                                                 Facility
                     Pricing Level               Fee Rate
                     -------------               --------
                           I                     0.080%
                           II                    0.100%
                          III                    0.125%
                           IV                    0.150%
                           V                     0.200%
                           VI                    0.250%

         "Applicable Law" means, anything in Section 8.09 to the contrary notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and Governmental Registrations and (iii) orders, decisions, judgments and decrees.

         "Assignment and Acceptance" means any notice to the Borrower, the Administrative Agent and the Issuing Bank with respect to an assignment pursuant to Section 8.08(a) in the form of Schedule 8.08(a).

         "Bank" means (a) any Person listed on Annex A hereto and (b) any Person (other than the Borrower or any of its Affiliates) that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 7.08(a).

         "Bank Nonparticipation" means (i) the inability of any Bank to acquire any Letter of Credit Participation pursuant to Section 1.03(d) or to make any payment required by it under Section 1.03(h) because of such Bank's having been subject to receivership, insolvency or other similar laws, (ii) the refusal of any Bank to acquire any Letter of Credit Participation pursuant to Section 1.03(d) or to make any payment required by it under Section 1.03(h) or (iii) the giving by any Bank to the Issuing Bank of any notice (which has not been retracted) of its intention not to so acquire any Letter of Credit Participation or to make any such required payment, in each case without limiting the rights and remedies of the Borrower against such Bank arising out of any of the foregoing.

         "Bank Tax" means any net income or franchise tax imposed upon any Bank by any jurisdiction (or political subdivision thereof) in which such Bank or any of its Lending Offices is located, organized or conducting business on the date that such Bank became a Bank hereunder.

         "Base Financial Statements" means the December 31, 1999 audited, consolidated balance sheet referred to in clause (iii) of Section 3.06 and the related statements of income, retained earnings and cash flows for the fiscal year ended with the date of such balance sheet.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(a) the Prime Rate in effect on such day and (b) the sum of the Federal Funds Rate in effect on such day plus 1/2%.

         "Base Rate Loan" means any RC Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Base Rate.

         "Benefit Plan" of any Person, means, at any time, any employee benefit plan (other than a Multiemployer Benefit Plan) subject to Title IV of ERISA, the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

         "Bid Rate Loan" means any amount advanced by a Bank pursuant to Section 1.02(a).

         "Bid Rate Loan Date" means the requested date for the making of a Bid Rate Loan, as specified by the Borrower in accordance with Section 1.02(b)(i).

         "Bid Rate Note" means a promissory note in the form of Exhibit B.

         "BNYCMI" means BNY Capital Markets, Inc., as Sole Lead Arranger and Book Manager of the credit facility provided hereunder.

         "Borrower" means Xcel Energy Inc., a Minnesota corporation.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York City are authorized to close.

         "Capital Security" means, with respect to any Person, (a) any share of capital stock of such Person or (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

         "Code" means the Internal Revenue Code of 1986.

         "Commitment" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case, as the same may be reduced or increased from time to time pursuant to Section 1.08 or Section 1.09 or reduced or increased from time to time pursuant to assignments in accordance with
Section 7.08(a), or (b) as the context may require, the obligation of such Bank to make RC Loans or purchase Letter of Credit Participations in an aggregate unpaid principal amount not exceeding such amount.

         "Commitment Increase" has the meaning ascribed thereto in Section 1.09.

         "Commitment Increase Supplement" has the meaning ascribed thereto in
Section 1.09.

         "Consolidated Capitalization" means, at any time, the sum of Consolidated Net Worth at such time and Consolidated Indebtedness at such time.

         "Consolidated Indebtedness" means, at any time, the consolidated Indebtedness of the Borrower and the Consolidated Subsidiaries as of such time.

         "Consolidated Net Worth" means, at any time, the sum of (a) consolidated stockholders' equity of the Borrower and the Consolidated Subsidiaries at such time and (b) minority interests at such time.

         "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

         "Contingent Reimbursement Obligation" means, at any time, the contingent obligation of the Borrower to reimburse the Issuing Bank for any Drawings that may in the future be made under an outstanding Letter of Credit, whenever issued. The amount of all Contingent Reimbursement Obligations at any time shall be the aggregate amount available to be drawn under outstanding Letters of Credit at such time.

         "Contract" means (a) any agreement, including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

         "Control" means, with respect to a Person, possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management or policies of such first Person, whether through the ownership of voting securities, by contract or otherwise. The words "Controlling" and "Controlled" have correlative meanings.

         "Debt" means any Liability that constitutes "debt" or "Debt" under section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

         "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Dollars" and the sign "$" mean lawful money of the United States of America.

         "Domestic Lending Office" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Assignment and Acceptance given to the Borrower, the Administrative Agent, and the Issuing Bank with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans and Letter of Credit Participations are to be made or maintained.

         "Drawing" means (a) any amount disbursed by the Issuing Bank pursuant to the terms of any Letter of Credit or (b) as the context may require, the obligation of the Borrower to reimburse the Issuing Bank for such disbursement.

         "Enacted", as applied to a Regulatory Change, means the date such Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, a request or directive of a regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c),
(m) or (o) of which such first Person is a member.

         "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

         "Eurodollar Lending Office" of any Bank means (a) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Assignment and Acceptance given to the Borrower, the Administrative Agent and the Issuing Bank with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

         "Eurodollar Rate" means, for any Interest Period, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available for any Interest Period, "Eurodollar Rate" shall mean, for such Interest Period, the arithmetic mean (rounded upward, if necessary, to the nearest 1/16 of 1%) of the rates quoted by major banks in New York City selected by the Administrative Agent and reasonably acceptable to the Borrower at approximately 11:00 a.m. New York City time two Eurodollar Business Days prior to the first day of such Interest Period for loans in Dollars to leading European banks for a term comparable to such Interest Period commencing on the first day of such Interest Period and in an amount of $1,000,000.

         "Eurodollar Rate Loan" means any RC Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

         "Event of Default" means any of the events specified in Section 5.01.

         "Existing Facilities" shall mean each of (i) the Credit Agreement dated as of August 11, 1997 among New Century Energies, Inc., the banks listed on the signature pages thereof, The Bank of New York, as administrative agent, and Bank of America N.T. & S.A. and The First National Bank of Chicago, as documentation agents, and (ii) the Credit Agreement dated as of November 23, 1999 among New Century Energies, Inc., the banks listed on the signature pages thereof, The Bank of New York, as administrative agent, and Citibank, N.A., as syndication agent.

         "Existing Letter of Credit" means Letter of Credit No. S00039269 issued for the benefit of NationsBank, N.A., as Agent, in a stated amount (as of the Agreement Date) of $1,000,000 and with an expiration date (as of the Agreement
Date) of March 25, 2001, issued by The Bank of New York under the credit agreement referred to in clause (i) of the definition of Existing Facilities.

         "Existing Utility Subsidiaries" means Northern States Power Company - Minnesota, Northern States Power Company - Wisconsin, Southwestern Public Service Company and Public Service Company of Colorado.

         "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The Bank of New York from three Federal funds brokers of recognized standing selected by such bank.

         "Generally Accepted Accounting Principles" means (a) in the case of the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (b) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements.

         "Governmental Approval" means any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit.

         "Governmental Registration" means any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

         "Guaranty" of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

         "Indebtedness" of any Person means (in each case, whether such obligation is with full or limited recourse) (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent, (h) any obligation with respect to an interest rate or currency swap or similar obligation obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof, (i) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (j) any Indebtedness of others Guaranteed by such Person.

         "Indemnified Person" means (a) any Person that is, or at any time was, the Administrative Agent, a Syndication Agent, the Issuing Bank, a Bank, an Affiliate of the Administrative Agent, the Issuing Bank or a Bank or a director, officer, employee or agent of any such Person, and (b) BNYCMI or a director, officer, employee or agent of BNYCMI.

         "Information" means written data, certificates, reports, statements (including financial statements), opinions of counsel, documents and other written information.

         "Intellectual Property" means (a) (i) patents and patent rights, (ii) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

         "Interest Payment Date" means the last day of March, June, September and December of each year.

         "Interest Period" means (a) a period commencing, in the case of a Bid Rate Loan, on the date of the making of such Loan and ending on the last day of the Interest Period specified therefor in accordance with Section 1.02(b)(i) and
(b) a period commencing, in the case of the first Interest Period applicable to a Eurodollar Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third or sixth calendar month thereafter, except that (x) any Interest Period with respect to a Eurodollar Rate Loan that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (y) any Interest Period with respect to a Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

         "Issuing Bank" means The Bank of New York, or such other Bank as the Borrower, such Bank and The Bank of New York shall agree, in each case in its capacity as the issuer of each Letter of Credit.

         "LC Sublimit" means, at any time, $50,000,000 minus the pro rata share thereof (computed on the basis of the Commitments at such time) of each Nonparticipating Bank.

         "Lending Office" of any Bank means the Domestic Lending Office or the Eurodollar Lending Office of such Bank.

         "Letter of Credit" means a letter of credit issued by the Issuing Bank pursuant to Section 1.03.

         "Letter of Credit Participation" means, in the case of any Bank (other than the Issuing Bank) with respect to any Letter of Credit, the participation interest of such Bank in such Letter of Credit acquired pursuant to Section 1.03(d) and, in the case of the Issuing Bank, its retained interest in such Letter of Credit. The amount of the Letter of Credit Participation of a Bank (including the Issuing Bank) in any Letter of Credit at any time shall be deemed to be the amount equal to such Bank's Participating Bank Percentage of the sum of (a) the aggregate unpaid amount of all Drawings thereunder at such time and
(b) the amount of the Contingent Reimbursement Obligation with respect thereto at such time.

         "Leverage Ratio" means the ratio of (a) (i) Consolidated Indebtedness minus (ii) the lesser of (A) the combined amount of Mandatorily Redeemable Stock and non-recourse Indebtedness of the Borrower and its Consolidated Subsidiaries or (B) 10% of Consolidated Capitalization to (b) (i) Consolidated Capitalization minus (ii) the lesser of (A) the combined amount of Mandatorily Redeemable Stock and non-recourse Indebtedness of the Borrower and its Consolidated Subsidiaries or (B) 10% of Consolidated Capitalization.

         "Liability" of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

         "Lien" means, with respect to (a) any property or asset, including any investment property, (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (i) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (ii) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person, or (b) in the case of any investment property, any Contract or other arrangement, express or implied, under which any Person has the right to control such investment property. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means an RC Loan or a Bid Rate Loan.

         "Loan Document Related Claim" means any claim or dispute (whether arising under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

         "Loan Documents" means (a) this Agreement and the Notes and (b) all other agreements, documents and instruments relating to, arising out of, or in any way connected with (i) any agreement, document or instrument referred to in clause (a), (ii) any other agreement, document or instrument referred to in this clause (b) or (iii) any of the transactions contemplated by any agreement, document or instrument referred to in clause (a) or in this clause (b).

         "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise,
(ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

         "Materially Adverse Effect" means, (a) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition or results of operations, (b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions or results of operations taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (c) with respect to any Loan Document, any adverse effect, whether or not material, on the binding nature, validity or enforceability thereof as an obligation of the Borrower.

         "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Benefit Plan" means, for any Person at any time, any multiemployer plan as defined in Section 4001(a)(3) of ERISA contributed to, or required to be contributed to, by such Person at any time within six years immediately preceding the date of determination.

         "Nonparticipating Bank" means a Bank designated by the Issuing Bank as a Bank with respect to which a Bank Nonparticipation or 364-Day Bank Nonparticipation has occurred. The designation of a Bank by the Issuing Bank as a "Nonparticipating Bank" shall not affect the status of such Bank as a Participating Bank in respect of Letters of Credit issued prior to such designation.

         "Non-US Bank" means a Person that is not a United States Person and that is not described in Section 881(c)(3) of the Code.

         "Note" means any RC Note or Bid Rate Note.

         "NRG" means NRG Energy, Inc., a Delaware corporation.

         "Overdue Rate" means (a) in the case of overdue amounts of the principal of a Eurodollar Rate Loan or a Bid Rate Loan, (A) until the last day of the applicable Interest Period during which such Loan became due and payable, the rate otherwise applicable under the first sentence of Section 1.04(a)(i) plus 2%, and (B) thereafter, the Base Rate in effect from time to time plus 2%, and (b) in the case of all other overdue amounts, the Base Rate in effect from time to time plus 2%.

         "Participant" has the meaning ascribed thereto in Section 8.08(c).

         "Participating Bank" means a Bank that is not a Nonparticipating Bank. A Participating Bank shall remain a Participating Bank in all Letters of Credit with respect to which it was a Participating Bank prior to its designation as a Nonparticipating Bank.

         "Participating Bank Percentage" means, for a Participating Bank, with respect to any Letter of Credit, the fraction, expressed as a percentage, the numerator of which is such Participating Bank's Commitment and the denominator of which is the sum of the aggregate amount of the Commitments of all Banks that are, at the time of issuance of such Letter of Credit, Participating Banks.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Lien" means (i) any Lien securing and only securing the obligations of the Borrower under the Loan Documents, (ii) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with
Section 4.03 and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (iii) any Lien on the properties and assets of a Subsidiary of the Borrower securing an obligation owing to the Borrower; (iv) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation; (v) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than 20 days;
(vi) any Lien existing on (A) any property or asset of any Person at the time such Person becomes a Subsidiary or (B) any property or asset at the time such property or asset is acquired by the Borrower or a Subsidiary, but only, in the case of either (A) or (B), if and so long as (1) such Lien was not created in contemplation of such Person becoming a Subsidiary or such property or asset being acquired, (2) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (3) such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such property or asset is acquired and (4) the obligation secured by such Lien is not in default; (vii) any Lien in existence on the Agreement Date to the extent set forth on Schedule 5.05, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (viii) any Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien, (A) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements thereafter erected on such property or asset and (B) such Lien attached to such property or asset within 90 days of the acquisition of such property or asset; (ix) deposits made in the ordinary course of business to secure the performance of bids, trade contracts (other than Indebtedness), operating leases and surety bonds; (x) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (vi), (vii), (viii) or (x) of this definition, but only if (A) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (B) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (C) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced and (D) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase or (xi) Liens on any property of any Subsidiary securing Debt of such Subsidiary.

         "Person" means any individual, sole proprietorship, corporation, partnership, limited liability company, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

         "Prime Rate" means the prime U.S. commercial lending rate of The Bank of New York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime U.S. commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

         "Pricing Level" means, at any time, the pricing level set forth below opposite the applicable senior unsecured long-term debt ratings of the Borrower by S&P or Moody's, as most recently announced at such time, determined as set forth below:

                              Senior Unsecured             Pricing
                                Debt Rating                 Level
             --------------------------------------------  -------
                      S&P                     Moody's
             -----------------          -----------------
             > OR EQUAL TO A      OR    > OR EQUAL TO A2     I
             A-                   OR    A3                   II
             BBB+                 OR    Baa1                 III
             BBB                  OR    Baa2                 IV
             BBB-                 OR    Baa3                 V
             < OR EQUAL TO BB+   AND    < OR EQUAL TO Ba1    VI

Notwithstanding the above, if at any time there is a split in ratings between S&P and Moody's, (a) if such split is of one level, the applicable level shall be the higher of the S&P and Moody's rating and (b) if such split is of two or more levels, the applicable level shall be one level below the higher of the S&P and Moody's rating.

         "Pro Rata Share" means, with respect to any Bank at any time, the percentage of the aggregate amount of the Commitments at such time that is represented by such Bank's Commitment at such time.

         "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

         "PUHCA" means the Public Utility Holding Company Act of 1935.

         "Purchase Money Indebtedness" means (a) Indebtedness of the Borrower that is incurred to finance part or all of (but not more than) the purchase price of a tangible asset; provided that (i) neither the Borrower nor any Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase, or
(b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b) and (ii) bears interest at a rate per annum that is commercially reasonable at the time such renewed, refunded or extended Indebtedness is incurred.

         "RC Loan" means any amount advanced by a Bank pursuant to Section 1.01(a).

         "RC Note" means any Note in the form of Exhibit A.

         "Register" has the meaning ascribed thereto in Section 8.08(b).

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System.

         "Regulatory Change" means, with respect to any Person, any Applicable Law, interpretation, directive, determination, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that is Enacted after the Agreement Date by a governmental unit having jurisdiction over such Person, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, or determines that the Commitments do not constitute commitments with an original maturity of one year or less, but excluding any such that imposes, increases or modifies any Bank Tax.

         "Repayment Date" means the later of (a) the termination of the Commitments (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.08 or termination pursuant to Section 6.02), (b) the payment in full of all principal of and interest on the Loans and Drawings and all other amounts payable or accrued hereunder and (c) the expiration or cancellation of, or the reduction to zero of the amount available to be drawn under, all outstanding Letters of Credit.

         "Reportable Event" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Sections 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

         "Representation and Warranty" means any representation or warranty made pursuant to or under (a) Section 2.02, Article III or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

         "Required Banks" means, (a) so long as the Commitments shall not have expired or been terminated, Banks having more than 50% of the RC Loans and Letter of Credit Participations outstanding or, if there are no RC Loans or Letter of Credit Participations outstanding, more than 50% of the aggregate amount of the Commitments and (b) at any time after the Commitments have expired or been terminated, Banks having more than 50% of the Loans and Letter of Credit Participations outstanding.

         "Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "S&P" means Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc.

         "SEC" means the United States Securities and Exchange Commission.

         "Significant Subsidiary" means (a) NRG Energy, Inc., (b) each of the Existing Utility Subsidiaries and (c) each other Subsidiary (i) the total assets (after intercompany eliminations) of which represent 10% or more of the consolidated assets of the Borrower and the Consolidated Subsidiaries or (ii) the net worth of which represents 10% or more of the Consolidated Net Worth of the Borrower and the Consolidated Subsidiaries, in each case determined on a consolidated basis, as reflected in the financial statements most recently delivered pursuant to Section 4.08(a) or (b).

         "SPS" means Southwestern Public Service Company.

         "SPS Generation Assets Disposition" shall mean the sale of all or any portion of the generation and related assets of Southwestern Public Service Company located in Texas and New Mexico as described in the SEC Form 8-K filed by Southwestern Public Service Company on April 19, 2000.

         "Subsidiary" means, with respect to any Person at any time (a) any other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time, and (b) any other Person (i) that is, at such time, Controlled by, or (ii) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions), or other ownership interests of which ordinarily constituting a majority voting interest, are at such time, directly or indirectly, owned or Controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

         "Tax" means any Federal, State or foreign tax, assessment or other governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

         "Termination Date" means the fifth anniversary of the Agreement Date.

         "Termination Event" means (a) any Reportable Event with respect to a Benefit Plan, (b) the termination of a Benefit Plan or Multiemployer Benefit Plan within the meaning of ERISA Sections 4041 or 4041A, respectively, including without limitation the filing of a notice of intent to terminate a Benefit Plan under ERISA Section 4041(a)(2) and the treatment of a plan amendment as a termination under ERISA Sections 4041(e) or 4041A(a), (c) the institution of proceedings to terminate a Benefit Plan or Multiemployer Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer a Benefit Plan or Multiemployer Benefit Plan under ERISA Section 4042.

         "Total Commitments" shall mean the sum of the Commitments and the 364-Day Commitments.

         "Type" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period and Eurodollar Rate Loans having a six-month Interest Period. Each Bid Rate Loan having an Interest Period different from that of any other Bid Rate Loan shall be a different "Type" of Loan. Any Eurodollar Rate Loan having an Interest Period that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses
(a) and (b) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

         "United States Person" means a corporation, partnership or other entity created, organized or incorporated under the laws of the United States of America or a State thereof (including the District of Columbia).

         "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such contingency.

         Section 9.02 Other Interpretive Provisions. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or other Contract defined or referred to herein shall be deemed references to (A) in the case of any such Loan Document, such Loan Document as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time, and (B) in the case of any other Contract, such Contract as in effect on the Agreement Date.

                  (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

                  (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

                  (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                  (e) Each authorization in favor of the Administrative Agent, the Issuing Bank, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

                  (f) Except as otherwise specified herein, all references to the time of day shall be deemed to be to New York City time as then in effect.

         Section 9.03 Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 4.08(b), reporting on the Borrower's financial statements.

         Section 9.04 Representations and Warranties. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made or any Letter of Credit is issued, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made; provided, that any Representation and Warranty expressly stating that it is to be made as of a specific date shall be made only as of such date.

         Section 9.05 Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

         Section 9.06 Interpretation of Related Documents. Except as otherwise specified therein, terms that are defined herein that are used in Notes, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article IX.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


                                      XCEL ENERGY INC.


                                      By:
                                         ---------------------------------------
                                         Name:  Paul E. Pender
                                         Title: Vice President & Treasurer


                                      THE BANK OF NEW YORK,
                                      as Administrative Agent, Issuing Bank and a Bank


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      BANK OF AMERICA, N.A.,
                                      as Syndication Agent and a Bank


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      CITICORP USA, INC.,
                                      as Syndication Agent and a Bank


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      BANK ONE, N.A.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE BANK OF TOKYO-MITSUBISHI, LTD.
                                                                        -

                                         ---------------------------------------
                                         Name:
                                         Title:

                                      THE CHASE MANHATTAN BANK

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      COMMERZBANK AKTIENGESELLSCHAFT
                                         New York and Grand Cayman Branches


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE FUJI BANK, LIMITED

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      MELLON BANK, N.A.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE SUMITOMO BANK, LIMITED

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ABN AMRO BANK N.V.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      UNION BANK OF CALIFORNIA, N.A.

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      U.S. BANK NATIONAL ASSOCIATION

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      AMARILLO NATIONAL BANK

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      Agreement Date:  November 10, 2000

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                           Dated as of August 2, 2002

                                       to

                           FIVE-YEAR CREDIT AGREEMENT
                          Dated as of November 10, 2000

         XCEL ENERGY INC., a Minnesota corporation, and the BANKS listed on the signature pages hereof agree as follows:

         1. Credit Agreement. Reference is made to the Five-Year Credit Agreement, dated as of November 10, 2000, among Xcel Energy Inc., a Minnesota corporation, the Banks listed on the signature pages thereof, Bank of America, N.A. and Citicorp USA, Inc., as Syndication Agents, and The Bank of New York, as Issuing Bank and Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

         2. Amendments. Subject to satisfaction of the conditions precedent set forth in Section 4 below, effective as of the date hereof (the "Effective Date"), the Credit Agreement shall be amended as follows:

         (a) Section 3.02 shall be amended by replacing the words "Agreement Date" with the words "Excluded Subsidiary Amendment Date".

         (b) The first sentence of Section 3.06 shall be amended by replacing each occurrence therein of the words "Consolidated Subsidiaries" with the words "consolidated Subsidiaries".

         (c) Section 4.08(a), (b) and (c) shall be amended to read as follows:

                  (a) Quarterly Financial Statements. (i) As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending September 30, 2000, a copy of the Borrower's Quarterly Report on Form 10-Q for such quarter, as filed with the SEC, which shall contain a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

                  (ii) As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending June 30, 2002, a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period (which balance sheet shall exclude equity investments in Excluded Subsidiaries) and the related consolidated statements of income and cash flows of the Borrower and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

                  (b) Year-End Financial Statements; Accountants' Certificate.
         (i) As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2000:

                           (A) a copy of the Borrower's Annual Report on Form
                  10-K for such year, as filed with the SEC, which shall contain a consolidated balance sheet of the Borrower and the consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of the Borrower and the consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year; and

                           (B) an audit report of Arthur Andersen LLP (for
                  fiscal years prior to December 31, 2002) or Deloitte & Touche (for fiscal years ending on or after December 31, 2002) or other independent certified public accountants of recognized standing satisfactory to the Required Banks, on such of the financial statements referred to in clause (A) as are consolidated financial statements, which report shall be in scope and substance satisfactory to the Required Banks; and

                  (ii) As soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2002, a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal year (which balance sheet shall exclude equity investments in Excluded Subsidiaries) and the related consolidated statements of income and cash flows of the Borrower and the Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year.

                  (c) Officer's Certificate as to Financial Statements and Defaults. (i) At the time that financial statements are furnished pursuant to Section 4.08(a)(i) or (b)(i), a certificate of the president, a vice president, the treasurer, an assistant treasurer or chief financial officer of the Borrower in the form of Schedule 4.08A.

                  (ii) At the time that financial statements are furnished pursuant to Section 4.08(a)(ii) or (b)(ii), a certificate of the president, a vice president, the treasurer, an assistant treasurer or chief financial officer of the Borrower in the form of Schedule 4.08B.

         (d) Section 4.08 shall be further amended by adding the following subsection immediately after subsection (f) thereof:

                  (g) Within 20 days after the end of each month, a statement of projected sources and uses for the Borrower for the next three months.

         (e) Section 4.09 shall be amended by replacing the words "each Consolidated Subsidiary" with the words "each of its consolidated Subsidiaries".

         (f) The proviso in clause (f) of Section 5.03 shall be amended to read as follows:

         provided that all sales, transfers and other dispositions made before the Termination Date pursuant to this clause (f) shall not exceed 50% of the consolidated assets of the Borrower and the Consolidated Subsidiaries as of September 30, 2000.

         (g) Section 5.06 shall be amended to read as follows:

                  Section 5.06 Leverage Ratio. The Borrower shall not permit the Leverage Ratio to exceed 0.65 to 1.00 at any time.

         (h) Article V shall be amended by adding the following covenants immediately after Section 5.07 thereof:

                  Section 5.08 Guaranties of Excluded Subsidiaries. The Borrower shall not, and shall not permit any Covered Subsidiary to, directly or indirectly, be obligated, at any time, in respect of any Guaranty of Liabilities of any Excluded Subsidiary, except that this Section 5.08 shall not apply to (a) Guaranties outstanding on the Excluded Subsidiary Amendment Date described on Schedule 5.08 under which the maximum aggregate amount of Liabilities of Excluded Subsidiaries Guaranteed does not at any time exceed the amount set forth on such Schedule or (b) other Guaranties provided that the Liabilities of Excluded Subsidiaries Guaranteed pursuant to such other Guaranties do not constitute Indebtedness; provided that, in any event, the maximum aggregate amount of Liabilities of Excluded Subsidiaries Guaranteed by Guaranties permitted under clause (a) and (b) together shall not at any time exceed $300,000,000.

                  Section 5.09 Investments in Excluded Subsidiaries. The Borrower shall not, and shall not permit any Covered Subsidiary to, directly or indirectly, make or acquire any Investment in any Excluded Subsidiary after the Excluded Subsidiary Amendment Date, except that this Section 5.09 shall not apply to (a) Investments that the Borrower or such Covered Subsidiary, as the case may be, is legally obligated to make or acquire pursuant to commitments existing on the Excluded Subsidiary Amendment Date described on Schedule 5.09, in amounts not in excess of the amounts disclosed thereon, or (b) other Investments in an aggregate amount (for the Borrower and all Covered Subsidiaries together) not exceeding $100,000,000; provided that, in any event, the aggregate amount of Investments permitted under clause (a) and (b) together shall not exceed $400,000,000.

                  Section 5.10 Dividends. The Borrower shall not declare any dividend on its common stock after the Excluded Subsidiary Amendment Date unless the Borrower shall have reviewed and adopted a new dividend policy. This review will consider the Borrower's current and prospective liquidity.

         (i) Section 6.01(c)(ii) shall be amended to read as follows:

         (ii) any financial statement furnished pursuant to Section 4.08(a) or
         (b) shall not fairly present, in accordance with Generally Accepted Accounting Principles (except for (A) changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then current independent certified public accountants and
         (B) in the case of consolidated financial statements of the Borrower and the Consolidated Subsidiaries, the non-consolidation of the Excluded Subsidiaries and exclusion of equity investments in Excluded Subsidiaries), the information purported to be presented thereby;

         (j) Section 6.01(d)(i) shall be amended by replacing the Section reference "5.07" with the Section reference "5.10".

         (k) Section 6.01(e) shall be amended by inserting the words "(other than an Excluded Subsidiary)" immediately after the words "The Borrower or any Subsidiary".

         (l) The exception after clause (vii) of Section 6.01(h) shall be amended by replacing the words "the Borrower or any Subsidiary" with the words "the Borrower or any Covered Subsidiary".

         (m) Section 8.06 shall be amended by inserting the following language immediately after the words "provided, however, that":

         (a) no amendment to or waiver of Section 5.08 or 5.09 shall be effective unless in writing and signed by the Supermajority Banks and
         (b)

         (n) The definition of "Applicable Eurodollar Rate Margin" in Section
9.01 shall be amended by adding the following row to the bottom of the table therein:

                           VII      1.900%            2.150%

         (o) The definition of "Applicable Facility Fee Rate" in Section 9.01 shall be amended by adding the following row to the bottom of the table therein:

                           VII      0.350%

         (p) The definitions of "Consolidated Indebtedness", "Consolidated Net Worth", "Consolidated Subsidiary" and "Materially Adverse Effect" in Section
9.01 shall be amended to read as follows:

                  "Consolidated Indebtedness" means, at any time, the sum of (a) consolidated Indebtedness of the Borrower and the Consolidated Subsidiaries as of such time and (b) the aggregate amount of outstanding Liabilities of Excluded Subsidiaries Guaranteed by the Borrower and the Consolidated Subsidiaries as of such time.

                  "Consolidated Net Worth" means, at any time, the sum of (a) consolidated stockholders' equity of the Borrower and the Consolidated Subsidiaries at such time and (b) minority interests at such time, provided that such consolidated stockholders' equity and minority interests shall, for purposes of this definition, be determined exclusive of any value for equity investments in Excluded Subsidiaries.

                  "Consolidated Subsidiary" means any Covered Subsidiary the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements as of such time.

                  "Materially Adverse Effect" means, (a) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition or results of operations, (b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions or results of operations taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles (except, in the case of a "Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole," for non-consolidation of the Excluded Subsidiaries and exclusion of equity investments in Excluded Subsidiaries) and (c) with respect to any Loan Document, any adverse effect, whether or not material, on the binding nature, validity or enforceability thereof as an obligation of the Borrower. A "Materially Adverse Effect" shall not be deemed to have occurred with respect to the Borrower and the Consolidated Subsidiaries taken as a whole if the adverse effect is solely on the value of equity investments of the Borrower and the Consolidated Subsidiaries in Excluded Subsidiaries.

         (q) The definition of "Pricing Level" in Section 9.01 shall be amended by deleting all occurrences of the word "or" in the table therein and replacing the last row of the table therein and the final sentence of such definition with the following:

                    BB+                  Ba1                   VI

           < or equal to BB        < or equal to Ba2           VII

         Notwithstanding the above, if at any time there is a split in ratings between S&P and Moody's, the applicable level shall be the level applicable to the lower of the S&P rating and the Moody's rating.

         (r) Section 9.01 shall be amended by deleting the definition of "Significant Subsidiary" and inserting the following definition in its place:

                  "Significant Subsidiaries" means (a) each of the Existing Utility Subsidiaries and (b) each other Subsidiary (i) the total assets (after intercompany eliminations) of which represent 10% or more of the consolidated assets of the Borrower and the Consolidated Subsidiaries or (ii) the net worth of which represents 10% or more of the Consolidated Net Worth of the Borrower and the Consolidated Subsidiaries, in each case determined on a consolidated basis, as reflected in the financial statements most recently delivered pursuant to Section 4.08(a)(ii) or (b)(ii) (or, if prior to the date of delivery of any such financial statements, as determined as of the date of the financial statements most recently delivered pursuant to Section 4.08(a) or (b)); provided, however, that the Excluded Subsidiaries shall not, in any event, be deemed to be Significant Subsidiaries.

         (s) Section 9.01 shall be further amended by adding the following defined terms in the proper alphabetical order:

                  "Covered Subsidiaries" means all Subsidiaries of the Borrower other than Excluded Subsidiaries.

                  "Excluded Subsidiaries" means NRG and each of its Subsidiaries.

                  "Excluded Subsidiary Amendment Date" means the date of Amendment No. 1 to this Agreement.

                  "Investment" of any Person means (a) any Capital Security, evidence of Indebtedness or other security or instrument issued by any other Person, (b) any loan, advance or other extension of credit to any other Person, (c) any contribution to the capital of any other Person or (d) any other investment in any other Person; provided that a Guaranty of the Liabilities of any other Person or any payment pursuant to such a Guaranty shall not, in any event, be deemed to constitute an "Investment".

                  "Supermajority Banks" means, (a) so long as the Commitments shall not have expired or been terminated, Banks having at least 67% of the RC Loans and Letter of Credit Participations outstanding or, if there are no RC Loans or Letter of Credit Participations outstanding, at least 67% of the aggregate amount of the Commitments and (b) at any time after the Commitments have expired or been terminated, Banks having at least 67% of the Loans and Letter of Credit Participations outstanding.

         (t) Schedule 3.02 to the Credit Agreement shall be replaced with
Schedule 3.02 attached hereto.

         (u) Schedule 4.08 to the Credit Agreement shall be replaced with Schedules 4.08A and 4.08B attached hereto.

         (v) Schedules 5.08 and 5.09 hereto shall be added as Schedules 5.08 and
5.09 to the Credit Agreement.

         3. Representations and Warranties. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants as follows:

         (a) Each representation and warranty made in the Credit Agreement is true and correct at and as of the date hereof after giving effect to this Amendment.

         (b) No Default has occurred and is continuing or would result from this Amendment.

         4. Conditions to Effectiveness. The amendments provided for in Section 2 above shall become effective as of the Effective Date, but shall not become effective as of such date unless and until each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower and the Required Banks; and

         (b) All fees payable to the Administrative Agent, BNYCMI and the Banks in connection with this Amendment, and all amounts payable pursuant to Section
8.02 of the Credit Agreement for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full.

         5. Confirmation of Amended Agreement. The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

         6. Governing Law. This Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

         8. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

                      [The next page is the signature page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date hereof.


                                XCEL ENERGY INC.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                THE BANK OF NEW YORK


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                BANK OF AMERICA, N.A.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                                CITICORP USA, INC.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                BANK ONE, N.A.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:



Xcel Five-Year Amendment #1

                                THE BANK OF TOKYO-MITSUBISHI, LTD.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                THE CHASE MANHATTAN BANK


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                                COMMERZBANK AKTIENGESELLSCHAFT
                                  New York and Grand Cayman Branches


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                                WELLS FARGO BANK, NATIONAL ASSOCIATION


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:



Xcel Five-Year Amendment #1

                                MIZUHO CORPORATE BANK, LTD.
                                  Chicago Branch


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                MELLON BANK, N.A.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                SUMITOMO MITSUI BANKING CORPORATION


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:



Xcel Five-Year Amendment #1

                                ABN AMRO BANK N.V.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                UNION BANK OF CALIFORNIA, N.A.


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                U.S. BANK NATIONAL ASSOCIATION


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                AMARILLO NATIONAL BANK


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:



Xcel Five-Year Amendment #1

                                                                   Schedule 3.02


                            SCHEDULE OF SUBSIDIARIES

                                                                  Schedule 4.08A


                                XCEL ENERGY INC.

                     CERTIFICATE AS TO FINANCIAL STATEMENTS
                        (INCLUDING EXCLUDED SUBSIDIARIES)



             I, __________, [President, Vice President, Chief Financial Officer, Controller, Treasurer, Assistant Treasurer] of Xcel Energy Inc., a Minnesota corporation (the "Borrower"), hereby certify, pursuant to Section 4.08(c)(i) of both the Five-Year Credit Agreement and the 364-Day Credit Agreement (the "Agreements"), each dated as of __________, 2000 and among the Borrower, the banks listed on the signature pages thereof, Bank of America, N.A. and Citicorp USA, Inc., as Syndication Agents, and The Bank of New York, as Administrative Agent, that:

             1. (a) The accompanying [unaudited](1) consolidated financial statements of the Borrower and the consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period](2) ending __________, are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved in writing by _____________________, the Borrower's current independent certified public accountants), the consolidated financial position of the Borrower and the consolidated Subsidiaries as at the end of such [fiscal year][quarterly period](2), and the consolidated results of operations and cash flows for such [fiscal year][quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period](2), in each case on the basis presented [and subject only to normal year-end auditing adjustments]1.

             (b) Except as disclosed or reflected in such financial statements, as at __________, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on the Borrower and the consolidated Subsidiaries taken as a whole.

             2. (a) The changes in and departures from Generally Accepted Accounting Principles are as follows:


All such changes have been approved in writing by [insert name of Borrower's current independent certified public accountants].

             [(b) Attached as Annex A are [unaudited](1) consolidated financial statements of the Borrower and the consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period](2) ending __________, which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of the Borrower and the consolidated Subsidiaries as at the end of such [fiscal year][quarterly period](2), and the consolidated results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ending with the last day of such [fiscal year][quarterly period](2), in each case on the basis presented [and subject only to normal year-end auditing adjustments](1).](3)




Dated:
                                       ----------------------------------------
                                            [President, Vice President, Chief
                                            Financial Officer, Controller,
                                            Treasurer, Assistant Treasurer]

----------

1. Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2. Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3. Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.



Xcel Five-Year Amendment #1

                                                                  Schedule 4.08B


                                XCEL ENERGY INC.

           CERTIFICATE AS TO FINANCIAL STATEMENTS (EXCLUDING EXCLUDED
                           SUBSIDIARIES) AND DEFAULTS


             I, __________, [President, Vice President, Chief Financial Officer, Controller, Treasurer, Assistant Treasurer] of Xcel Energy Inc., a Minnesota corporation (the "Borrower"), hereby certify, pursuant to Section 4.08(c)(ii) of both the Five-Year Credit Agreement and the 364-Day Credit Agreement (the "Agreements"), each dated as of __________, 2000 and among the Borrower, the banks listed on the signature pages thereof, Bank of America, N.A. and Citicorp USA, Inc., as Syndication Agents, and The Bank of New York, as Administrative Agent, that:

             1. (a) The accompanying unaudited consolidated financial statements of the Borrower and the Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period](2) ending __________, are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for (i) changes therein or departures therefrom described below that have been approved in writing by _____________________, the Borrower's current independent certified public accountants, and (ii) the non-consolidation of the Excluded Subsidiaries and exclusion of equity investments in Excluded Subsidiaries), the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period](2), and the consolidated results of operations and cash flows for such [fiscal year][quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period](2), in each case on the basis presented [and subject only to normal year-end auditing adjustments](1).

             (b) Except as disclosed or reflected in such financial statements, as at __________, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

             2. (a) The changes in and departures from Generally Accepted Accounting Principles are as follows:


All such changes have been approved in writing by [insert name of Borrower's current independent certified public accountants].

             [(b) Attached as Annex A are [unaudited](1) consolidated financial statements of the Borrower and the Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period](2) ending __________, which have been prepared in accordance with Generally Accepted Accounting Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for the non-consolidation of the Excluded Subsidiaries and exclusion of equity investments in Excluded Subsidiaries), the consolidated financial position of the Borrower and the Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period](2), and the consolidated results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ending with the last day of such [fiscal year][quarterly period](2), in each case on the basis presented [and subject only to normal year-end auditing adjustments](1).](3)

             3. There follow the calculations required to establish whether or not the Borrower was in compliance with Section 5.06 of the Agreements:


1.    consolidated Indebtedness of the Borrower and the
      Consolidated Subsidiaries
                                                             --------------------------------

2.    aggregate amount of outstanding Liabilities of
      Excluded Subsidiaries Guaranteed by the Borrower and
      the Consolidated Subsidiaries
                                                             --------------------------------

3.    sum of 1 and 2 ("Consolidated Indebtedness")

4.    consolidated stockholders equity of the Borrower and
      the Consolidated Subsidiaries
                                                             --------------------------------

5.    minority interests
                                                             --------------------------------

6.    sum of 4 and 5 ("Consolidated Net Worth")
                                                             --------------------------------

7.    sum of 3 and 6 ("Consolidated Capitalization")
                                                             --------------------------------

8.    amount of Mandatorily Redeemable Stock of the
      Borrower and its Consolidated Subsidiaries
                                                             --------------------------------

9.    amount of non-recourse Indebtedness of the Borrower
      and its Consolidated Subsidiaries
                                                             --------------------------------

10.   sum of 8 and 9
                                                             --------------------------------

11.   10% of Consolidated Capitalization
                                                             --------------------------------

12.   lesser of 10 and 11
                                                             --------------------------------

13.   consolidated Indebtedness minus 12
                                                             --------------------------------

14.   consolidated Capitalization minus 12
                                                             --------------------------------

15.   13 divided by 14 ("Leverage Ratio")
                                                             --------------------------------



Xcel Five-Year Amendment #1

             4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4 of the Credit Agreement[, except the following:](4)


Dated:
                                       ----------------------------------------
                                           [President, Vice President, Chief
                                           Financial Officer, Controller,
                                           Treasurer, Assistant Treasurer]


----------

1. Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2. Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3. Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

4. Omit if none such exist; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by the Borrower or a Subsidiary with respect thereto.



Xcel Five-Year Amendment #1